UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter: Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 — December 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|09

Annual report

Putnam VT
Diversified Income Fund

Putnam
INVESTMENTS

Putnam VT Diversified Income Fund

Investment objective

As high a level of current income as Putnam Management believes is consistent with preservation of capital Net asset value December 31, 2009

Class IA: $8.11	Class IB: $8.10

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares†

1 year	54.83%	55.35%

5 years	22.56	22.59
Annualized	4.15	4.16

10 years	78.42	76.06
Annualized	5.96	5.82

Life	143.94	138.54
Annualized	5.63	5.48

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: September 15, 1993.

† Class inception date: April 6, 1998.

The Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represents past performance. Past performance does not guar antee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses appli cable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s managers

The fund’s fiscal year was notable for the remarkable recovery that occurred in the credit markets following the financial crisis of late 2008 and early 2009. Unprecedented government intervention in the credit markets, a series of interest-rate reductions by the Federal Reserve Board (the Fed) and several non-U.S. central banks, and an improving economy all helped stabilize credit markets and spurred an impressive rebound during the period.

Throughout the period, the U.S. government, notably the Fed and the Treasury, maintained policies intended to foster market stability and investor confidence. As the fixed-income markets stabilized during the first quarter of 2009, investors regained their appetite for risk. Liquidity improved, and a rally across most credit market sectors continued through the fourth quarter, though pausing briefly in November. For the 12 months ended December 31, 2009, Putnam VT Diversified Income Fund’s class IA shares returned 54.83% at net asset value.

The fund benefited from tactical term structure positioning and a steepening yield curve bias in the United States. Management believed, correctly, that short-term rates would remain anchored by the historically low federal funds target rate, while long-term rates would rise due to increased supply and inflation concerns. Overweighting the short end of the curve and underweighting the long end bolstered the fund’s relative returns. The fund also benefited from duration calls and country positioning in international markets.

Among sectors, investments in non-agency mortgage debt and agency-backed collateralized mortgage obligations (CMOs) were significant contributors to fund performance. Prices for super senior AAA-rated commercial mortgage-backed securities (CMBS) rallied from the record lows of 2008, as did the market for non-agency residential mortgage-backed securities (RMBS). Exposure to agency-backed interest-only (IO) CMOs made positive contributions to fund performance. Valuations on these securities were depressed in late 2008 and early 2009, due to a largely illiquid market and pricing models that were predicting faster-than-realized prepayment rates on prime mortgages. When prepayments slowed due to widespread home price depreciation, fundamental valuations improved and prices rallied as investors recognized the opportunity. An overweight allocation to high-yield corporate debt and security selection in emerging-markets debt — notably Russian quasi-government bonds — also made significant positive contributions. Management’s underweighting of investment-grade corporate bonds detracted from results.

Looking ahead, the economic outlook has improved as both concurrent and lagging indicators have turned positive. However, management believes the economy and the markets are not yet at the threshold of a robust and sustained economic recovery. The economy faces significant headwinds, especially from the ongoing reduction of private sector debt, a constrained banking system, and a risk of deflation in the coming year.

Although the Fed will likely keep short-term interest rates low to stimulate the economy, policymakers have indicated they are poised to raise interest rates as soon as necessary. Therefore, management is maintaining a relatively neutral interest-rate positioning while remaining ready to make tactical adjustments as opportunities arise. While management believes the fund is well positioned for strong performance going forward, it does not expect the fund will continue to deliver the level of returns achieved in 2009.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

2 Putnam VT Diversified Income Fund

Your fund’s managers

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction at Putnam. He joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Credit quality

Aaa	45.8%

Aa	0.4%

A	2.9%

Baa	6.9%

Ba	8.4%

B	16.3%

Caa	17.0%

Other	2.3%

Portfolio composition and credit quality will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Credit qualities are shown as a percentage of portfolio market value as of 12/31/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Diversified Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.31	$5.73	$3.87	$5.14

Ending value (after expenses)	$1,247.70	$1,250.00	$1,021.37	$1,020.11

Annualized expense ratio†‡	0.76%	1.01%	0.76%	1.01%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.02% of average net assets for the six months ended 12/31/09.

Putnam VT Diversified Income Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Diversified Income Fund (the “fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2010

4 Putnam VT Diversified Income Fund

The fund’s portfolio 12/31/09

MORTGAGE-BACKED SECURITIES (51.1%)*	Principal amount	Value

Banc of America Alternative Loan Trust
Ser. 06-7, Class A2, 5.707s, 2036	$3,804,000	$2,733,174

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	439,000	442,039
FRB Ser. 07-3, Class A3, 5.627s, 2049	148,000	142,976
Ser. 05-6, Class A2, 5.165s, 2047	980,000	986,184
Ser. 07-5, Class XW, IO, 0.434s, 2051	44,021,949	898,048

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	125,000	95,000
Ser. 01-1, Class K, 6 1/8s, 2036	282,000	157,338

Banc of America Funding Corp. FRB Ser. 06-D,
Class 6A1, 5.851s, 2036	2,471,983	1,396,671

Banc of America Large Loan 144A FRB
Ser. 05-MIB1, Class K, 2.233s, 2022	476,000	215,608

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	802,710	64,217
Ser. 07-1, Class S, IO, 2.473s, 2037	2,810,577	183,531

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	1,829,140	1,216,378
FRB Ser. 05-10, Class 25A1, 5.845s, 2036	1,677,102	947,563
FRB Ser. 05-7, Class 23A1, 5.602s, 2035	1,634,037	1,016,820
FRB Ser. 07-1, Class 21A1, 5.56s, 2047	1,952,301	1,308,041

Bear Stearns Alternate Trust II FRB
Ser. 07-1, Class 1A1, 5.985s, 2047	8,826,334	5,044,801

Bear Stearns Asset Backed Securities Trust
FRB Ser. 07-AC4, Class A1, 0.531s, 2037	2,622,121	1,311,061

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.182s, 2032	189,000	143,372
Ser. 07-PW17, Class A3, 5.736s, 2050	1,832,000	1,772,753

Bear Stearns Commercial Mortgage
Securities, Inc. 144A Ser. 07-PW18,
Class X1, IO, 0.095s, 2050	52,357,674	376,850

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 6.185s, 2036	1,151,124	645,085
FRB Ser. 05-10, Class 1A4A, 5.678s, 2035	1,880,652	1,184,811
FRB Ser. 06-AR7, Class 2A2A, 5.581s, 2036	3,043,451	1,856,505

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A Ser. 07-CD5, Class XS, IO,
0.077s, 2044	30,557,769	203,352

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	2,822,474	1,860,187
Ser. 06-J8, Class A4, 6s, 2037	1,900,550	1,083,314
Ser. 05-80CB, Class 2A1, 6s, 2036	2,607,814	1,893,925
FRB Ser. 07-HY4, Class 3A1, 5.787s, 2047	2,400,859	1,323,354
Ser. 07-2CB, Class 1A9, 5 3/4s, 2037	9,891,206	7,434,230
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	1,472,532	1,264,019
Ser. 07-8CB, Class A1, 5 1/2s, 2037	1,435,815	1,044,556
FRB Ser. 06-23CBC, Class 2A5, 0.631s, 2036	4,333,743	2,166,871
FRB Ser. 06-18CB, Class A7, 0.581s, 2036	2,956,781	1,803,636
FRB Ser. 06-24CB, Class A13, 0.581s, 2036	677,787	435,902
FRB Ser. 06-OC10, Class 2A2A, 0.411s, 2036	2,699,000	1,326,174
FRB Ser. 06-OC11, Class 2A2A, 0.401s, 2037	1,526,000	778,737
FRB Ser. 07-HY7C, Class A1, 0.371s, 2037	2,684,926	1,342,463

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.626s, 2035	2,902,090	2,002,442
FRB Ser. 05-HYB4, Class 2A1, 4.856s, 2035	6,134,238	4,539,336

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.658s, 2035	1,375,471	156,460
Ser. 06-R1, Class AS, IO, 5.636s, 2036	3,516,266	386,789

MORTGAGE-BACKED SECURITIES (51.1%)*cont.		Principal amount	Value

Countrywide Home Loans 144A cont.
Ser. 05-R3, Class AS, IO, 5.569s, 2035		$13,946,430	$1,551,540
FRB Ser. 06-R2, Class AS, IO, 5.484s, 2036		1,805,345	182,791
IFB Ser. 05-R2, Class 1AS, IO, 5.312s, 2035		11,653,638	1,238,199

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A3, 6.216s, 2041		1,458,000	1,251,990
Ser. 07-1, Class 1A1A, 5.942s, 2037		520,048	327,630
Ser. 07-3, Class 1A1A, 5.837s, 2037		671,269	429,612
FRB Ser. 06-C3, Class A3, 5.826s, 2038		5,218,000	4,476,882
FRB Ser. 07-C4, Class A2, 5.809s, 2039		711,000	717,302
Ser. 07-C5, Class A3, 5.694s, 2040		9,180,000	8,704,997
Ser. 06-C4, Class A3, 5.467s, 2039		1,974,000	1,626,023

CRESI Finance Limited Partnership 144A FRB
Ser. 06-A, Class C, 0.831s, 2017		179,000	94,870

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		1,198,000	914,828
Ser. 98-C1, Class F, 6s, 2040		758,000	742,840
Ser. 02-CP5, Class M, 5 1/4s, 2035		275,000	23,833
FRB Ser. 05-TFLA, Class L, 2.083s, 2020		534,000	373,800

CWCapital Cobalt Ser. 06-C1, Class A2,
5.174s, 2048		967,835	977,278

Deutsche Alternative Securities, Inc. FRB
Ser. 06-AR3, Class A1, 0.421s, 2036		2,039,230	933,824

Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.636s, 2031		2,142,378	49,589

DLJ Commercial Mortgage Corp. Ser. 98-CF2,
Class B4, 6.04s, 2031		226,150	113,075

European Loan Conduit 144A FRB Ser. 22A,
Class D, 1.444s, 2014 (United Kingdom)	GBP	371,000	119,959

European Prime Real Estate PLC 144A FRB
Ser. 1-A, Class D, 1.444s, 2014
(United Kingdom)	GBP	198,415	16,039

Fannie Mae
IFB Ser. 06-62, Class PS, 38.513s, 2036		$324,182	533,770
IFB Ser. 05-25, Class PS, 27.143s, 2035		483,574	675,811
IFB Ser. 06-8, Class HP, 23.719s, 2036		483,241	655,598
IFB Ser. 05-99, Class SA, 23.719s, 2035		323,949	430,087
IFB Ser. 05-74, Class DM, 23.535s, 2035		282,670	367,545
IFB Ser. 05-95, Class OP, 19.641s, 2035		221,567	280,884
IFB Ser. 05-83, Class QP, 16.793s, 2034		117,937	142,698
IFB Ser. 03-44, Class SI, IO, 7.769s, 2033		1,075,589	192,277
IFB Ser. 06-90, Class SE, IO, 7.569s, 2036		1,444,401	251,579
Ser. 02-T4, Class A3, 7 1/2s, 2041		458	516
Ser. 01-T3, Class A1, 7 1/2s, 2040		92,757	104,584
Ser. 01-T1, Class A1, 7 1/2s, 2040		278,493	314,001
Ser. 99-T2, Class A1, 7 1/2s, 2039		110,274	123,610
IFB Ser. 03-W6, Class 5S, IO, 7.369s, 2042		3,454,674	535,474
IFB Ser. 08-7, Class SA, IO, 7.319s, 2038		3,327,662	549,690
IFB Ser. 06-43, Class SU, IO, 6.969s, 2036		254,539	36,605
IFB Ser. 06-24, Class QS, IO, 6.969s, 2036		697,044	122,763
IFB Ser. 06-79, Class DI, IO, 6.919s, 2036		1,232,882	175,707
IFB Ser. 06-60, Class SI, IO, 6.919s, 2036		2,045,128	307,724
IFB Ser. 04-24, Class CS, IO, 6.919s, 2034		226,343	33,540
IFB Ser. 03-130, Class BS, IO, 6.819s, 2033		1,856,743	248,991
IFB Ser. 03-34, Class WS, IO, 6.769s, 2029		1,716,776	204,166
IFB Ser. 08-41, Class S, IO, 6.569s, 2036		3,336,274	451,283
IFB Ser. 05-48, Class SM, IO, 6.569s, 2034		553,427	74,092
IFB Ser. 07-54, Class CI, IO, 6.529s, 2037		860,626	124,716
IFB Ser. 09-85, Class JS, IO, 6.519s, 2039		4,127,192	576,765
IFB Ser. 08-34, Class SM, IO, 6.519s, 2038		1,169,879	149,160
IFB Ser. 07-28, Class SE, IO, 6.519s, 2037		156,229	22,374
IFB Ser. 07-24, Class SD, IO, 6.519s, 2037		534,833	71,443

Putnam VT Diversified Income Fund 5

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

Fannie Mae cont.
IFB Ser. 06-79, Class SI, IO, 6.519s, 2036	$431,626	$54,048
IFB Ser. 05-90, Class SP, IO, 6.519s, 2035	423,818	50,907
IFB Ser. 05-12, Class SC, IO, 6.519s, 2035	517,544	78,073
IFB Ser. 07-30, Class IE, IO, 6.509s, 2037	1,752,364	296,393
IFB Ser. 06-123, Class CI, IO, 6.509s, 2037	1,414,259	195,834
IFB Ser. 06-126, Class CS, IO, 6.469s, 2037	1,143,948	150,377
IFB Ser. 06-31, Class SX, IO, 6.469s, 2036	1,539,935	226,963
IFB Ser. 06-33, Class JS, IO, 6.469s, 2036	400,933	52,746
IFB Ser. 06-36, Class SP, IO, 6.469s, 2036	627,450	72,780
IFB Ser. 06-22, Class QM, IO, 6.469s, 2036	8,265,328	1,336,981
IFB Ser. 06-23, Class SP, IO, 6.469s, 2036	610,913	88,308
IFB Ser. 06-16, Class SM, IO, 6.469s, 2036	1,568,250	225,657
IFB Ser. 07-75, Class EI, IO, 6.469s, 2036	4,061,836	521,905
IFB Ser. 05-95, Class CI, IO, 6.469s, 2035	782,386	120,826
IFB Ser. 05-84, Class SG, IO, 6.469s, 2035	1,223,328	170,938
IFB Ser. 05-57, Class NI, IO, 6.469s, 2035	309,687	42,672
IFB Ser. 06-3, Class SB, IO, 6.469s, 2035	3,859,965	597,784
IFB Ser. 05-29, Class SX, IO, 6.469s, 2035	1,005,672	131,759
IFB Ser. 05-57, Class DI, IO, 6.469s, 2035	541,798	67,046
IFB Ser. 05-7, Class SC, IO, 6.469s, 2035	785,473	89,847
IFB Ser. 04-92, Class S, IO, 6.469s, 2034	2,293,095	294,239
IFB Ser. 06-104, Class EI, IO, 6.459s, 2036	931,424	125,417
IFB Ser. 05-83, Class QI, IO, 6.459s, 2035	216,983	29,761
IFB Ser. 06-128, Class GS, IO, 6.449s, 2037	943,734	133,828
IFB Ser. 05-92, Class SC, IO, 6.449s, 2035	2,924,313	394,164
IFB Ser. 05-73, Class SD, IO, 6.449s, 2035	934,612	157,329
IFB Ser. 09-17, Class NS, IO, 6.419s, 2039	3,219,634	414,025
IFB Ser. 06-114, Class IS, IO, 6.419s, 2036	644,837	83,054
IFB Ser. 04-92, Class SQ, IO, 6.419s, 2034	998,232	147,623
IFB Ser. 06-115, Class IE, IO, 6.409s, 2036	516,556	68,418
IFB Ser. 05-51, Class WS, IO, 6.399s, 2035	56,142	8,366
IFB Ser. 06-109, Class SH, IO, 6.389s, 2036	689,606	107,063
IFB Ser. 06-111, Class SA, IO, 6.389s, 2036	5,549,760	775,880
IFB Ser. 06-111, Class SB, IO, 6.389s, 2036	2,244,771	300,571
IFB Ser. 06-103, Class SB, IO, 6.369s, 2036	1,239,668	161,655
IFB Ser. 06-43, Class SI, IO, 6.369s, 2036	1,246,595	160,649
IFB Ser. 06-48, Class QB, IO, 6.369s, 2036	1,440,672	187,378
IFB Ser. 06-50, Class IP, IO, 6.369s, 2036	6,084,343	916,704
IFB Ser. 06-36, Class PS, IO, 6.369s, 2036	78,506	10,867
IFB Ser. 06-8, Class HJ, IO, 6.369s, 2036	1,978,478	260,498
IFB Ser. 06-8, Class JH, IO, 6.369s, 2036	2,640,803	372,867
IFB Ser. 05-122, Class SG, IO, 6.369s, 2035	767,395	102,580
IFB Ser. 05-122, Class SW, IO, 6.369s, 2035	730,154	97,533
IFB Ser. 06-99, Class AS, IO, 6.349s, 2036	342,412	43,961
IFB Ser. 06-17, Class SI, IO, 6.349s, 2036	736,466	95,201
IFB Ser. 06-98, Class SQ, IO, 6.339s, 2036	9,618,139	1,240,468
IFB Ser. 06-60, Class YI, IO, 6.339s, 2036	1,810,748	295,552
IFB Ser. 06-95, Class SH, IO, 6.319s, 2036	1,486,443	180,722
IFB Ser. 06-86, Class SB, IO, 6.319s, 2036	384,495	56,127
IFB Ser. 07-76, Class SA, IO, 6.309s, 2037	976,747	119,332
IFB Ser. 07-91, Class SA, IO, 6.279s, 2037	1,950,402	243,315
IFB Ser. 06-62, Class SB, IO, 6.269s, 2036	2,157,793	301,027
IFB Ser. 07-15, Class NI, IO, 6.269s, 2022	1,371,856	152,242
IFB Ser. 07-109, Class XI, IO, 6.219s, 2037	653,226	83,733
IFB Ser. 06-79, Class SH, IO, 6.219s, 2036	1,627,052	236,832
IFB Ser. 07-30, Class LI, IO, 6.209s, 2037	1,598,669	204,455
IFB Ser. 07-86, Class SE, IO, 6.199s, 2037	3,012,641	363,826
IFB Ser. 07-89, Class SA, IO, 6.199s, 2037	1,326,708	156,552
IFB Ser. 07-48, Class SG, IO, 6.199s, 2037	6,888,857	896,371
IFB Ser. 06-82, Class SI, IO, 6.199s, 2036	6,129,550	782,598
IFB Ser. 07-54, Class IA, IO, 6.179s, 2037	745,713	99,233
IFB Ser. 07-54, Class IB, IO, 6.179s, 2037	745,713	99,233

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

Fannie Mae cont.
IFB Ser. 07-54, Class IC, IO, 6.179s, 2037	$745,713	$99,233
IFB Ser. 07-54, Class ID, IO, 6.179s, 2037	745,713	99,233
IFB Ser. 07-54, Class IF, IO, 6.179s, 2037	1,201,183	152,719
IFB Ser. 07-54, Class UI, IO, 6.179s, 2037	1,101,444	154,727
IFB Ser. 07-99, Class SD, IO, 6.169s, 2037	2,358,445	315,442
IFB Ser. 06-116, Class TS, IO, 6.169s, 2036	1,441,548	187,706
IFB Ser. 07-15, Class CI, IO, 6.149s, 2037	2,636,015	335,011
IFB Ser. 06-115, Class JI, IO, 6.149s, 2036	1,870,560	242,686
IFB Ser. 09-43, Class SB, IO, 6.099s, 2039	1,063,391	147,906
IFB Ser. 06-123, Class LI, IO, 6.089s, 2037	1,275,436	158,105
IFB Ser. 07-81, Class IS, IO, 6.069s, 2037	1,108,550	135,357
IFB Ser. 09-71, Class XS, IO, 5.969s, 2036	1,944,878	212,929
IFB Ser. 07-39, Class AI, IO, 5.889s, 2037	1,377,457	157,378
IFB Ser. 07-32, Class SD, IO, 5.879s, 2037	898,420	107,214
IFB Ser. 09-62, Class PS, IO, 5.869s, 2039	3,827,500	403,287
IFB Ser. 09-84, Class SL, IO, 5.869s, 2037	3,823,378	390,701
IFB Ser. 07-26, Class S, IO, 5.869s, 2037	3,969,007	417,310
IFB Ser. 07-30, Class UI, IO, 5.869s, 2037	738,682	85,926
IFB Ser. 07-32, Class SC, IO, 5.869s, 2037	1,287,202	160,761
IFB Ser. 07-32, Class SG, IO, 5.869s, 2037	10,429,754	1,197,315
IFB Ser. 07-1, Class CI, IO, 5.869s, 2037	827,254	103,922
IFB Ser. 07-3, Class SH, IO, 5.839s, 2037	651,537	73,476
IFB Ser. 04-46, Class PJ, IO, 5.769s, 2034	747,487	93,096
IFB Ser. 07-75, Class ID, IO, 5.639s, 2037	1,098,093	129,303
Ser. 383, Class 18, IO, 5 1/2s, 2038	547,945	90,489
Ser. 383, Class 19, IO, 5 1/2s, 2038	497,593	82,228
Ser. 383, Class 6, IO, 5 1/2s, 2037	421,605	78,590
Ser. 383, Class 7, IO, 5 1/2s, 2037	415,753	67,632
Ser. 383, Class 20, IO, 5 1/2s, 2037	317,748	53,421
Ser. 364, Class 12, IO, 5 1/2s, 2035	3,109,846	583,686
Ser. 346, Class 2, IO, 5 1/2s, 2033	1,782,387	391,847
Ser. 338, Class 2, IO, 5 1/2s, 2033	7,299,452	1,552,274
Ser. 333, Class 2, IO, 5 1/2s, 2033	2,683,862	575,353
IFB Ser. 09-3, Class SE, IO, 5.269s, 2037	1,061,706	104,889
Ser. 385, Class 3, IO, 5s, 2038 F	137,508	26,021
Ser. 359, Class 7, IO, 5s, 2036	5,299,452	1,018,447
Ser. 356, Class 5, IO, 5s, 2035	5,332,811	1,084,394
IFB Ser. 05-W2, Class A2, IO, 4.979s, 2035	4,191,759	398,217
Ser. 03-W17, Class 12, IO, 1.141s, 2033	1,451,362	66,977
Ser. 00-T6, IO, 0.778s, 2030	2,376,061	59,357
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	2,462,473	57,095
Ser. 02-T18, IO, 0.515s, 2042	3,905,828	71,447
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	2,074,146	41,052
Ser. 06-56, Class XF, zero %, 2036	62,462	53,742
Ser. 05-117, Class MO, PO, zero %, 2036	18,457	17,862
Ser. 05-110, Class KO, PO, zero %, 2035	51,048	33,576
Ser. 05-63, PO, zero %, 2035	9,074	8,535
Ser. 06-59, Class QC, PO, zero %, 2033	79,871	66,773
Ser. 04-61, Class JO, PO, zero %, 2032	139,832	122,823
Ser. 326, Class 1, PO, zero %, 2032	132,467	109,867
Ser. 318, Class 1, PO, zero %, 2032	50,149	42,408
Ser. 314, Class 1, PO, zero %, 2031	238,906	204,783
Ser. 99-51, Class N, PO, zero %, 2029	40,835	32,968
FRB Ser. 05-91, Class EF, zero %, 2035	19,774	18,981
FRB Ser. 06-54, Class CF, zero %, 2035	40,284	36,044

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.869s, 2043	495,089	82,927
IFB Ser. T-56, Class 3ASI, IO, 7.269s, 2043	847,725	135,636
Ser. T-57, Class 1AX, IO, 0.433s, 2043	1,151,683	20,176

6 Putnam VT Diversified Income Fund

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

FFCA Secured Lending Corp. 144A Ser. 00-1,
Class X, IO, 1.227s, 2020	$3,333,299	$86,032

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 6.538s, 2039	23,989	23,749

First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	351,000	39,675

First Union-Lehman Brothers Commercial
Mortgage Trust II Ser. 97-C2, Class G,
7 1/2s, 2029	447,000	411,240

Freddie Mac
IFB Ser. 3182, Class PS, 27.667s, 2032	236,452	336,531
IFB Ser. 3182, Class SP, 27.667s, 2032	318,471	432,014
IFB Ser. 3211, Class SI, IO, 26.685s, 2036	273,522	168,437
IFB Ser. 3408, Class EK, 24.855s, 2037	216,052	288,864
IFB Ser. 3077, Class ST, IO, 23.712s, 2035	3,639,377	2,040,895
IFB Ser. 2979, Class AS, 23.419s, 2034	119,676	153,543
IFB Ser. 3065, Class DC, 19.161s, 2035	476,027	595,525
IFB Ser. 3105, Class SI, IO, 19.021s, 2036	195,382	94,265
IFB Ser. 3489, Class SD, IO, 7.567s, 2032	604,047	99,463
IFB Ser. 2684, Class SP, IO, 7.267s, 2033	1,437,000	274,709
IFB Ser. 3184, Class SP, IO, 7.117s, 2033	1,280,009	160,517
IFB Ser. 3110, Class SP, IO, 7.067s, 2035	1,129,747	196,097
IFB Ser. 3156, Class PS, IO, 7.017s, 2036	10,601,428	1,776,576
IFB Ser. 3149, Class LS, IO, 6.967s, 2036	2,377,371	433,682
IFB Ser. 3119, Class PI, IO, 6.967s, 2036	1,908,678	346,061
IFB Ser. 2882, Class NS, IO, 6.967s, 2034	1,267,407	166,052
IFB Ser. 2882, Class LS, IO, 6.967s, 2034	431,025	60,630
IFB Ser. 3200, Class SB, IO, 6.917s, 2036	865,046	118,192
IFB Ser. 3149, Class SE, IO, 6.917s, 2036	738,594	127,121
IFB Ser. 2779, Class YS, IO, 6.917s, 2033	102,755	13,279
IFB Ser. 3203, Class SH, IO, 6.907s, 2036	760,719	119,257
IFB Ser. 3208, Class PS, IO, 6.867s, 2036	8,689,476	1,561,051
IFB Ser. 2835, Class AI, IO, 6.867s, 2034	285,932	45,972
IFB Ser. 2594, Class SE, IO, 6.817s, 2030	207,104	18,431
IFB Ser. 2828, Class TI, IO, 6.817s, 2030	364,415	42,555
IFB Ser. 3397, Class GS, IO, 6.767s, 2037	579,339	64,976
IFB Ser. 3249, Class SI, IO, 6.517s, 2036	385,782	54,031
IFB Ser. 3028, Class ES, IO, 6.517s, 2035	1,229,093	173,467
IFB Ser. 3042, Class SP, IO, 6.517s, 2035	642,573	85,723
IFB Ser. 3316, Class SA, IO, 6.497s, 2037	990,265	139,729
IFB Ser. 2981, Class AS, IO, 6.487s, 2035	750,046	87,775
IFB Ser. 3287, Class SE, IO, 6.467s, 2037	1,497,779	228,711
IFB Ser. 3122, Class DS, IO, 6.467s, 2036	803,624	112,336
IFB Ser. 3123, Class LI, IO, 6.467s, 2036	442,372	70,641
IFB Ser. 3108, Class SV, IO, 6.467s, 2036	14,815,107	2,008,466
IFB Ser. 3117, Class SC, IO, 6.467s, 2036	9,366,141	1,268,122
IFB Ser. 3139, Class SE, IO, 6.467s, 2036	14,154,683	1,693,839
IFB Ser. 3107, Class DC, IO, 6.467s, 2035	485,243	73,679
IFB Ser. 3001, Class IH, IO, 6.467s, 2035	2,477,483	349,750
IFB Ser. 2950, Class SM, IO, 6.467s, 2016	307,729	37,393
IFB Ser. 3256, Class S, IO, 6.457s, 2036	1,406,402	188,495
IFB Ser. 3031, Class BI, IO, 6.457s, 2035	430,154	44,181
IFB Ser. 3244, Class SB, IO, 6.427s, 2036	585,699	73,707
IFB Ser. 3249, Class SM, IO, 6.417s, 2036	1,399,020	194,604
IFB Ser. 3236, Class IS, IO, 6.417s, 2036	1,157,765	149,446
IFB Ser. 3240, Class SM, IO, 6.417s, 2036	1,395,057	180,193
IFB Ser. 3147, Class SD, IO, 6.417s, 2036	1,891,581	252,112
IFB Ser. 3398, Class SI, IO, 6.417s, 2036	1,981,034	251,825
IFB Ser. 3067, Class SI, IO, 6.417s, 2035	856,946	132,026
IFB Ser. 3128, Class JI, IO, 6.397s, 2036	246,162	33,042
IFB Ser. 3240, Class S, IO, 6.387s, 2036	2,056,583	274,323
IFB Ser. 3229, Class BI, IO, 6.387s, 2036	80,176	9,302
IFB Ser. 3065, Class DI, IO, 6.387s, 2035	327,605	47,413

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

Freddie Mac cont.
IFB Ser. 3145, Class GI, IO, 6.367s, 2036	$207,867	$29,050
IFB Ser. 3114, Class IP, IO, 6.367s, 2036	3,684,747	475,018
IFB Ser. 3510, Class IB, IO, 6.367s, 2036	799,343	129,107
IFB Ser. 3218, Class AS, IO, 6.347s, 2036	749,502	92,335
IFB Ser. 3221, Class SI, IO, 6.347s, 2036	878,480	109,206
IFB Ser. 3424, Class XI, IO, 6.337s, 2036	1,601,067	221,686
IFB Ser. 3485, Class SI, IO, 6.317s, 2036	501,030	75,514
IFB Ser. 3346, Class SC, IO, 6.317s, 2033	6,851,579	957,601
IFB Ser. 3346, Class SB, IO, 6.317s, 2033	2,506,662	350,382
IFB Ser. 3201, Class SG, IO, 6.267s, 2036	1,239,217	159,712
IFB Ser. 3203, Class SE, IO, 6.267s, 2036	1,037,281	130,501
IFB Ser. 3238, Class LI, IO, 6.257s, 2036	733,072	93,908
IFB Ser. 3171, Class PS, IO, 6.252s, 2036	972,902	120,131
IFB Ser. 3171, Class ST, IO, 6.252s, 2036	785,033	96,795
IFB Ser. 3449, Class SL, IO, 6.247s, 2037	7,088,875	919,615
IFB Ser. 3152, Class SY, IO, 6.247s, 2036	1,980,741	284,970
IFB Ser. 3510, Class DI, IO, 6.247s, 2035	1,239,702	164,243
IFB Ser. 3181, Class PS, IO, 6.237s, 2036	654,954	94,673
IFB Ser. 3361, Class SI, IO, 6.217s, 2037	7,794,004	1,056,757
IFB Ser. 3199, Class S, IO, 6.217s, 2036	1,665,800	217,949
IFB Ser. 3200, Class PI, IO, 6.217s, 2036	11,298,824	1,531,978
IFB Ser. 3284, Class LI, IO, 6.207s, 2037	2,028,045	260,122
IFB Ser. 3281, Class AI, IO, 6.197s, 2037	1,835,670	236,369
IFB Ser. 3261, Class SA, IO, 6.197s, 2037	639,044	82,239
IFB Ser. 3311, Class IA, IO, 6.177s, 2037	1,113,566	143,784
IFB Ser. 3311, Class IB, IO, 6.177s, 2037	1,113,566	143,784
IFB Ser. 3311, Class IC, IO, 6.177s, 2037	1,113,566	143,784
IFB Ser. 3311, Class ID, IO, 6.177s, 2037	1,113,566	143,784
IFB Ser. 3311, Class IE, IO, 6.177s, 2037	1,675,761	216,375
IFB Ser. 3311, Class PI, IO, 6.177s, 2037	1,112,552	112,976
IFB Ser. 3265, Class SC, IO, 6.177s, 2037	433,812	53,856
IFB Ser. 3240, Class GS, IO, 6.147s, 2036	1,301,501	161,895
IFB Ser. 3257, Class SI, IO, 6.087s, 2036	553,498	64,439
IFB Ser. 3225, Class EY, IO, 6.057s, 2036	5,855,585	689,937
IFB Ser. 3225, Class JY, IO, 6.057s, 2036	2,408,528	297,035
IFB Ser. 3201, Class IN, IO, 6.017s, 2036	581,000	94,775
IFB Ser. 3502, Class DS, IO, 5.917s, 2039	536,340	68,232
IFB Ser. 3339, Class TI, IO, 5.907s, 2037	1,635,397	193,241
IFB Ser. 3284, Class CI, IO, 5.887s, 2037	3,290,832	391,340
IFB Ser. 3303, Class SD, IO, 5.857s, 2037	1,825,041	204,265
IFB Ser. 3309, Class SG, IO, 5.837s, 2037	1,286,793	137,558
IFB Ser. 3530, Class CS, IO, 5.817s, 2039	19,428,282	2,258,522
IFB Ser. 2965, Class SA, IO, 5.817s, 2032	791,546	94,600
IFB Ser. 3530, Class SC, IO, 5.767s, 2039	3,099,564	360,212
IFB Ser. 3536, Class SM, IO, 5.767s, 2039	1,743,082	208,568
IFB Ser. 3397, Class SQ, IO, 5.737s, 2037	1,602,058	174,592
IFB Ser. 3424, Class UI, IO, 5.527s, 2037	1,102,107	149,346
IFB Ser. 3423, Class GS, IO, 5.417s, 2038	1,753,654	159,437
IFB Ser. 3607, Class SA, IO, 5s, 2036	7,064,000	930,835
FRB Ser. 3006, Class FA, 0.633s, 2034	108,256	107,103
Ser. 3300, PO, zero %, 2037	341,038	280,770
Ser. 3226, Class YI, IO, zero %, 2036 F	664,839	5,507
Ser. 3176, Class YO, PO, zero %, 2036	79,164	64,069
Ser. 3142, PO, zero %, 2036	25,843	23,807
Ser. 3106, PO, zero %, 2036	38,782	36,817
Ser. 3084, Class ON, PO, zero %, 2035	41,809	37,020
Ser. 3084, PO, zero %, 2035	48,439	47,601
Ser. 2971, Class KO, PO, zero %, 2035	56,236	48,295
Ser. 2980, PO, zero %, 2035	19,309	18,062
Ser. 2587, Class CO, PO, zero %, 2032	106,289	97,223
Ser. 201, PO, zero %, 2029	147,764	121,737
FRB Ser. 3345, Class TY, zero %, 2037	112,045	100,120

Putnam VT Diversified Income Fund 7

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

Freddie Mac cont.
FRB Ser. 3326, Class XF, zero %, 2037	$24,312	$23,546
FRB Ser. 3235, Class TP, zero %, 2036	20,691	19,598
FRB Ser. 3283, Class KF, zero %, 2036	17,547	17,306
FRB Ser. 3226, Class YW, zero %, 2036	61,911	60,091
FRB Ser. 3332, Class UA, zero %, 2036	22,266	18,694
FRB Ser. 3251, Class TC, zero %, 2036	224,430	220,572
FRB Ser. 3130, Class JF, zero %, 2036	84,455	79,997
FRB Ser. 3047, Class BD, zero %, 2035	67,071	57,031
FRB Ser. 3326, Class WF, zero %, 2035	83,808	83,625
FRB Ser. 3030, Class EF, zero %, 2035	46,215	44,835
FRB Ser. 3412, Class UF, zero %, 2035	165,024	131,376
FRB Ser. 2980, Class TY, zero %, 2035	9,461	8,935
FRB Ser. 3112, Class XM, zero %, 2034	10,024	9,797
FRB Ser. 2947, Class GF, zero %, 2034	57,816	51,107

GMAC Commercial Mortgage Securities, Inc.
144A Ser. 99-C3, Class G, 6.974s, 2036	211,901	163,163

Government National Mortgage Association
IFB Ser. 07-41, Class SA, 38.801s, 2037	64,050	93,175
IFB Ser. 07-35, Class KS, 26.424s, 2037	554,712	709,047
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	447,777	75,786
IFB Ser. 08-47, Class S, IO, 7.468s, 2038	1,314,846	177,704
IFB Ser. 08-42, Class AI, IO, 7.458s, 2038	5,446,787	790,040
IFB Ser. 07-5, Class SA, IO, 7.127s, 2037	4,835,527	521,665
IFB Ser. 06-69, Class SD, IO, 7.117s, 2036	782,076	86,609
IFB Ser. 09-16, Class SL, IO, 7.107s, 2037	6,311,224	661,204
IFB Ser. 05-68, Class PU, IO, 7.067s, 2032	738,185	98,063
IFB Ser. 04-59, Class SC, IO, 6.968s, 2034	474,923	67,523
IFB Ser. 04-26, Class IS, IO, 6.968s, 2034	684,144	48,264
IFB Ser. 05-68, Class SN, IO, 6.968s, 2034	1,591,013	190,604
IFB Ser. 07-47, Class SA, IO, 6.868s, 2036	1,311,815	182,164
IFB Ser. 07-49, Class NY, IO, 6.867s, 2035	8,388,408	677,414
IFB Ser. 04-96, Class KS, IO, 6.767s, 2034	747,452	109,922
IFB Ser. 06-16, Class GS, IO, 6.757s, 2036	1,724,031	208,833
IFB Ser. 10-2, Class S, IO, 6 3/4s, 2039 ∆	825,000	98,227
IFB Ser. 04-5, Class PS, IO, 6.717s, 2033	929,000	152,798
IFB Ser. 07-35, Class NY, IO, 6.668s, 2035	1,408,443	161,991
IFB Ser. 09-76, Class SJ, IO, 6.618s, 2039	4,097,960	505,159
IFB Ser. 07-26, Class SG, IO, 6.617s, 2037	2,832,713	302,361
IFB Ser. 09-87, Class IW, IO, 6.617s, 2034	3,267,684	471,350
IFB Ser. 05-45, Class HI, IO, 6.588s, 2035	791,164	116,058
IFB Ser. 07-18, Class S, IO, 6.568s, 2037	9,325,692	1,350,960
IFB Ser. 07-25, Class SB, IO, 6.567s, 2037	3,589,957	342,903
IFB Ser. 09-106, Class XI, IO, 6.567s, 2037	11,224,977	1,282,507
IFB Ser. 07-22, Class S, IO, 6.567s, 2037	672,696	76,564
IFB Ser. 04-106, Class SI, IO, 6.518s, 2034	488,320	76,384
IFB Ser. 09-106, Class XL, IO, 6.517s, 2037	3,650,738	404,272
IFB Ser. 09-87, Class IG, IO, 6.507s, 2037	1,926,150	254,623
IFB Ser. 07-53, Class SY, IO, 6.502s, 2037	2,224,324	229,675
IFB Ser. 07-58, Class PS, IO, 6.467s, 2037	584,982	53,824
IFB Ser. 07-41, Class SM, IO, 6.467s, 2037	221,402	28,714
IFB Ser. 07-41, Class SN, IO, 6.467s, 2037	225,941	29,302
IFB Ser. 06-25, Class SI, IO, 6.467s, 2036	79,728	9,237
IFB Ser. 07-59, Class PS, IO, 6.437s, 2037	556,927	47,366
IFB Ser. 07-59, Class SP, IO, 6.437s, 2037	196,148	16,912
IFB Ser. 07-48, Class SB, IO, 6.418s, 2037	2,091,164	184,915
IFB Ser. 07-16, Class KU, IO, 6.417s, 2037	297,213	36,379
IFB Ser. 09-106, Class CM, IO, 6.368s, 2034	876,690	108,797
IFB Ser. 08-6, Class TI, IO, 6.368s, 2032	1,454,177	144,714
IFB Ser. 07-45, Class QB, IO, 6.367s, 2037	319,110	30,587
IFB Ser. 09-87, Class SK, IO, 6.367s, 2032	2,255,320	235,015
IFB Ser. 07-17, Class AI, IO, 6.318s, 2037	2,712,288	367,730

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

Government National Mortgage Association cont.
IFB Ser. 07-78, Class SA, IO, 6.298s, 2037	$3,872,917	$388,744
IFB Ser. 07-10, Class SB, IO, 6.287s, 2037	22,197,393	2,150,927
IFB Ser. 08-2, Class SM, IO, 6.268s, 2038	2,824,093	276,287
IFB Ser. 07-9, Class AI, IO, 6.268s, 2037	1,265,556	127,773
IFB Ser. 06-26, Class S, IO, 6.267s, 2036	5,874,471	620,879
IFB Ser. 08-9, Class SK, IO, 6.247s, 2038	1,975,273	211,713
IFB Ser. 07-37, Class SM, IO, 6.238s, 2037	1,186,746	148,158
IFB Ser. 09-35, Class SP, IO, 6.168s, 2037	2,470,328	294,059
IFB Ser. 09-106, Class MS, IO, 6.167s, 2038	4,329,812	397,894
IFB Ser. 09-110, Class CS, IO, 6.158s, 2039	4,963,653	468,802
IFB Ser. 05-71, Class SA, IO, 6.128s, 2035	2,431,466	281,877
IFB Ser. 05-65, Class SI, IO, 6.117s, 2035	741,754	81,629
IFB Ser. 06-7, Class SB, IO, 6.087s, 2036	177,569	16,325
IFB Ser. 09-92, Class SL, IO, 6.068s, 2039	1,632,283	147,340
IFB Ser. 09-110, Class NS, IO, 6.067s, 2039	1,036,625	98,673
IFB Ser. 06-16, Class SX, IO, 6.057s, 2036	1,926,247	202,874
IFB Ser. 09-72, Class SM, IO, 6.018s, 2039	8,595,090	905,170
IFB Ser. 09-92, Class SA, IO, 6.018s, 2039	11,371,541	1,251,620
IFB Ser. 08-54, Class NI, IO, 6.018s, 2038	2,325,976	278,027
IFB Ser. 09-77, Class SB, IO, 6.018s, 2038	134,062	14,542
IFB Ser. 05-84, Class SH, IO, 6.018s, 2035	1,300,432	172,949
IFB Ser. 07-17, Class IB, IO, 6.017s, 2037	597,770	75,556
IFB Ser. 09-106, Class SD, IO, 6.017s, 2036	4,110,531	428,304
IFB Ser. 09-87, Class SN, IO, 6.017s, 2035	3,120,033	281,275
IFB Ser. 07-25, Class KS, IO, 5.968s, 2037	1,500,679	152,786
IFB Ser. 07-21, Class S, IO, 5.968s, 2037	55,717	5,007
IFB Ser. 09-106, Class SU, IO, 5.967s, 2037	3,516,161	327,178
IFB Ser. 07-19, Class SJ, IO, 5.967s, 2037	2,947,156	252,245
IFB Ser. 07-7, Class EI, IO, 5.967s, 2037	3,481,892	301,471
IFB Ser. 07-7, Class JI, IO, 5.967s, 2037	1,494,425	165,449
IFB Ser. 07-1, Class S, IO, 5.967s, 2037	3,983,304	345,772
IFB Ser. 07-3, Class SA, IO, 5.967s, 2037	3,793,541	331,540
IFB Ser. 07-17, Class SI, IO, 5.956s, 2037	1,484,674	165,499
IFB Ser. 07-31, Class AI, IO, 5.948s, 2037	852,260	109,494
IFB Ser. 07-62, Class S, IO, 5.918s, 2037	1,161,168	113,196
IFB Ser. 07-43, Class SC, IO, 5.868s, 2037	876,095	83,221
IFB Ser. 09-106, Class SL, IO, 5.867s, 2036	3,030,185	329,661
IFB Ser. 09-87, Class TS, IO, 5.867s, 2035	1,158,590	131,040
IFB Ser. 09-66, IO, 5.858s, 2039	9,199,694	887,784
IFB Ser. 09-106, Class ST, IO, 5.767s, 2038	843,388	85,116
IFB Ser. 04-41, Class SG, IO, 5.767s, 2034	2,392,836	134,515
IFB Ser. 09-87, Class WT, IO, 0.188s, 2035	4,731,321	18,038
Ser. 06-36, Class OD, PO, zero %, 2036	23,038	19,083
Ser. 99-31, Class MP, PO, zero %, 2029	108,285	86,322
FRB Ser. 06-56, Class YF, zero %, 2036	13,501	13,330
IFB Ser. 09-106, Class WT, IO, zero %, 2037	1,359,859	5,119

Greenwich Capital Commercial Funding Corp.
FRB Ser. 06-GG7, Class A2, 5.918s, 2038	1,589,000	1,630,366
Ser. 05-GG5, Class A2, 5.117s, 2037	1,463,000	1,468,704

GS Mortgage Securities Corp. II FRB
Ser. 07-GG10, Class A3, 5.805s, 2045	295,000	288,604

GS Mortgage Securities Corp. II 144A
Ser. 05-GG4, Class XC, IO, 0.255s, 2039	112,072,486	1,884,662

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.975s, 2035	9,494,960	1,186,870
Ser. 06-RP2, Class 1AS1, IO, 5.626s, 2036	7,936,824	967,300

HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035 (In default) †	62,310	6

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.022s, 2037	2,795,364	1,928,801

8 Putnam VT Diversified Income Fund

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

Impac CMB Trust FRB Ser. 05-4, Class 1A1A,
0.771s, 2035	$2,274,270	$1,762,559

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 0.341s, 2037 F	2,248,294	1,214,079

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR15, Class 1A1, 5.913s, 2037	1,654,616	1,058,955
FRB Ser. 06-AR25, Class 5A1, 5.911s, 2036	676,885	415,881
FRB Ser. 07-AR9, Class 2A1, 5.864s, 2037	1,727,773	1,174,885
FRB Ser. 05-AR31, Class 3A1, 5 1/2s, 2036	2,843,777	1,649,390
FRB Ser. 07-AR7, Class 2A1, 5.466s, 2037	1,075,581	639,971
FRB Ser. 07-AR11, Class 1A1, 5.07s, 2037	907,639	490,125
FRB Ser. 06-AR27, Class 2A2, 0.431s, 2036	3,199,340	2,079,571

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.923s, 2036	1,176,233	923,343
FRB Ser. 06-A6, Class 1A1, 0.391s, 2036	973,413	461,422

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	261,000	182,606
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	2,582,000	2,434,810
Ser. 07-CB20, Class A3, 5.863s, 2051	739,000	716,292
Ser. 07-LD12, Class A2, 5.827s, 2051	2,095,000	2,122,530
FRB Ser. 07-LD11, Class A3, 5.818s, 2049	368,000	354,356
Ser. 07-CB20, Class A4, 5.794s, 2051	1,830,000	1,578,273
Ser. 06-LDP9, Class A3, 5.336s, 2047	4,377,000	3,796,027
Ser. 08-C2, Class X, IO, 0.479s, 2051	54,376,871	860,046

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A Ser. 07-CB20,
Class X1, IO, 0.137s, 2051	53,054,403	559,777

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	199,915	114,235
Ser. 98-C4, Class J, 5.6s, 2035	379,000	325,940

LB-UBS Commercial Mortgage Trust
Ser. 07-C2, Class A3, 5.43s, 2040	5,222,000	4,510,708
Ser. 07-C1, Class A4, 5.424s, 2040	6,872,000	5,690,910
Ser. 07-C2, Class A2, 5.303s, 2040	1,450,000	1,464,358

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	463,000	28,938
Ser. 04-1A, Class K, 5.45s, 2040	167,000	8,768
Ser. 04-1A, Class L, 5.45s, 2040	76,000	3,230

MASTR Alternative Loans Trust Ser. 06-3,
Class 1A1, 6 1/4s, 2036	907,943	617,685

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	43,315,081	479,485

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.253s, 2035	242,137	184,042
Ser. 96-C2, Class JS, IO, 2.259s, 2028	767,521	22,834

Merrill Lynch Mortgage Trust FRB Ser. 07-C1,
Class A3, 5.828s, 2050	196,000	190,323

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A2, 5.92s, 2049	241,000	240,277
Ser. 07-7, Class A2, 5.693s, 2050	1,127,000	1,154,631

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, IO, 4.527s, 2017	2,086,623	219,095

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	915,000	572,829
FRB Ser. 08-T29, Class A3, 6.28s, 2043	611,000	604,817
FRB Ser. 07-IQ15, Class A2, 5.84s, 2049	833,000	846,225
Ser. 07-HQ13, Class A2, 5.649s, 2044	1,639,000	1,661,189
Ser. 07-IQ13, Class A3, 5.331s, 2044	2,828,000	2,716,099

MORTGAGE-BACKED SECURITIES (51.1%)* cont.		Principal amount	Value

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039		$1,380,000	$72,450
Ser. 07-HQ13, Class X1, IO, 0.666s, 2044		23,351,211	445,541

Morgan Stanley Mortgage Loan Trust
FRB Ser. 07-11AR, Class 2A1, 6.182s, 2037		3,812,815	2,440,202
FRB Ser. 07-14AR, Class 6A1, 6.097s, 2037		1,044,848	626,909
Ser. 06-6AR, Class 2A, 5.411s, 2036		3,566,696	2,247,018
Ser. 05-5AR, Class 2A1, 3.94s, 2035		726,059	442,896

Mortgage Capital Funding, Inc. Ser. 97-MC2,
Class X, IO, 1.73s, 2012		1,820	43

Nomura Asset Acceptance Corp. 144A IFB
Ser. 04-R3, Class AS, IO, 6.819s, 2035		1,521,769	219,705

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		157,000	116,492

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		2,180,636	1,613,671

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018		133,000	79,800
Ser. 03-1A, Class N, 5s, 2018		158,000	86,900
Ser. 04-1A, Class M, 5s, 2018		143,000	74,360
Ser. 04-1A, Class N, 5s, 2018		137,000	61,650

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037		477,881	255,928
FRB Ser. 06-9, Class 1A1, 5.652s, 2036		793,929	433,696
FRB Ser. 06-12, Class 1A1, 0.391s, 2037		5,706,072	3,138,340

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.019s, 2037		2,373,050	284,766
Ser. 05-RF7, Class A, IO, 5.651s, 2035		658,575	77,383
Ser. 07-4, Class 1A4, IO, 1s, 2037 F		2,545,360	67,134

Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.952s, 2035		629,242	76,296
Ser. 05-RF6, Class A, IO, 5.756s, 2043		787,851	87,648
Ser. 05-RF3, Class 1A, IO, 5.708s, 2035		554,349	65,829
Ser. 07-RF1, Class 1A, IO, 5.442s, 2037		3,389,372	366,476

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s, 2014
(United Kingdom)	GBP	165,399	180,495
FRB Ser. 05-CT1A, Class D, 7.095s, 2014
(United Kingdom)	GBP	328,253	185,740

Ursus EPC 144A FRB Ser. 1-A, Class D,
6.938s, 2012 (Ireland)	GBP	178,485	28,856

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.902s, 2051		$3,618,000	3,528,184
Ser. 07-C31, Class A3, 5.483s, 2047		566,000	554,272
Ser. 07-C31, Class A2, 5.421s, 2047		3,246,000	3,283,654
Ser. 07-C30, Class A3, 5.246s, 2043		4,186,000	4,044,282
Ser. 07-C34, IO, 0.354s, 2046		14,041,694	248,398

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.533s, 2018		363,000	181,500

Wells Fargo Alternative Loan Trust FRB
Ser. 07-PA6, Class A1, 6.534s, 2037		8,747,815	5,545,978

Total mortgage-backed securities (cost $231,239,532)			$264,118,764

CORPORATE BONDS AND NOTES (19.1%)*		Principal amount	Value

Basic materials (1.5%)
Builders FirstSource, Inc. company
guaranty sr. notes FRN 4.523s, 2012		$220,000	$220,000

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.254s, 2013
(Netherlands)		255,000	225,356

Putnam VT Diversified Income Fund 9

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Basic materials cont.
Cognis GmbH company guaranty sr. bonds
FRB Ser. REGS, 2.714s, 2013 (Netherlands)	EUR	186,000	$251,440

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		$999,000	1,092,656

Georgia-Pacific, LLC sr. unsec.
unsub. notes 9 1/2s, 2011		46,000	49,680

Georgia-Pacific, LLC sr. unsec.
unsub. notes 8 1/8s, 2011		40,000	42,000

HeidelbergCement AG company guaranty
unsec. unsub. notes 8 1/2s, 2019 (Germany)	EUR	365,000	549,584

HeidelbergCement AG company
guaranty unsub. notes Ser. EMTN, 5 5/8s,
2018 (Germany)	EUR	117,000	152,265

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		$185,000	181,300

International Paper Co. sr. unsec.
notes 9 3/8s, 2019		114,000	139,650

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		165,000	180,351

Nalco Co. 144A sr. notes 8 1/4s, 2017		52,000	55,250

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 7.564s, 2013 ‡‡		77,993	24,178

Novelis, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2015		86,000	81,915

Novelis, Inc. 144A sr. unsec. notes 11 1/2s, 2015		90,000	96,413

PE Paper Escrow GmbH sr. notes Ser. REGS,
11 3/4s, 2014 (Austria)	EUR	483,000	755,416

Rhodia SA sr. unsec. notes FRN Ser. REGS,
3.492s, 2013 (France)	EUR	661,000	876,989

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	50,000	71,253

SGL Carbon SE company
guaranty sr. sub. notes FRN Ser. EMTN,
1.964s, 2015 (Germany)	EUR	182,000	220,753

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$320,000	307,600

Smurfit-Stone Container Corp.
sr. notes unsec. unsub. notes 8 3/8s,
2012 (In default) †		310,000	274,350

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 7 3/8s, 2012		280,000	288,400

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016		253,000	263,436

Teck Resources, Ltd. sr. notes 10 3/4s, 2019
(Canada)		197,000	235,415

Teck Resources, Ltd. sr. notes 10 1/4s, 2016
(Canada)		334,000	389,110

Teck Resources, Ltd. sr. notes 9 3/4s, 2014
(Canada)		431,000	497,266

Verso Paper Holdings, LLC/Verso Paper, Inc.
144A sr. notes 11 1/2s, 2014		221,000	243,100

			7,765,126
Capital goods (0.9%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		72,000	71,280

Ardagh Glass Finance B.V. company
guaranty sr. notes Ser. REGS, 8 7/8s, 2013
(Netherlands)	EUR	144,000	207,297

Ball Corp. company guaranty sr. unsec.
notes 7 3/8s, 2019		$30,000	30,825

Ball Corp. company guaranty sr. unsec.
notes 7 1/8s, 2016		45,000	46,125

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Capital goods cont.
BBC Holding Corp. sr. notes 8 7/8s, 2014		$410,000	$398,725

Bombardier, Inc. 144A sr. unsec. notes FRN
3.839s, 2013 (Canada)	EUR	94,000	128,335

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		$153,000	157,973

General Cable Corp. company
guaranty sr. unsec. unsub. notes FRN
2.665s, 2015		155,000	136,594

Goodman Global Group, Inc. 144A sr. disc.
notes zero %, 2014		320,000	181,600

Impress Holdings BV company
guaranty sr. bonds FRB Ser. REGS,
3.867s, 2013 (Netherlands)	EUR	163,000	220,640

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014		$528,000	531,300

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 5 7/8s, 2015		408,000	407,490

Legrand SA unsec. unsub. debs. 8 1/2s, 2025
(France)		469,000	490,083

RBS Global, Inc./Rexnord Corp. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2014		479,000	480,198

Rexam PLC unsec. sub. bonds FRB 6 3/4s,
2067 (United Kingdom)	EUR	50,000	59,746

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12s, 2015		$428,000	447,260

TD Funding Corp. 144A company
guaranty sr. sub. notes 7 3/4s, 2014		85,000	86,275

Titan International, Inc. company
guaranty sr. unsec. notes 8s, 2012		119,000	116,620

Transdigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		373,000	377,663

			4,576,029
Communication services (2.0%)
Cablecom SCA sr. notes Ser. REGS, 8s, 2016
(Netherlands)	EUR	93,000	127,219

CCH II, LLC sr. notes 13 1/2s, 2016		$434,893	512,087

Centennial Communications Corp. sr. unsec.
notes FRN 6.04s, 2013		55,000	55,000

Cincinnati Bell, Inc. company guaranty sr. unsec.
notes 7s, 2015		442,000	436,475

Cricket Communications, Inc. company
guaranty sr. unsec. unsub. notes 10s, 2015		500,000	506,875

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		116,000	119,770

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)		200,000	194,000

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018		412,000	415,090

GIC, Inc. 144A sr. notes 8 5/8s, 2019		65,000	65,569

Global Crossing UK Finance PLC company
guaranty 11 3/4s, 2014 (United Kingdom)	GBP	182,000	297,182

Global Crossing, Ltd. 144A sr. sec.
notes 12s, 2015 (United Kingdom)		$30,000	32,925

Unitymedia Hessen GmbH & Co. KG company
guaranty sr. notes FRN Ser. REGS, 3.597s,
2013 (Germany)	EUR	325,000	461,261

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017
(United Kingdom)		$190,000	194,275

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec. notes Ser. *,
8 7/8s, 2015 (Bermuda)		457,000	472,995

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		530,000	500,850

10 Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Communication services cont.
Magyar Telecom BV 144A company
guaranty sr. notes 9 1/2s, 2016 (Hungary)	EUR	314,000	$446,400

Mediacom Broadband, LLC/Mediacom
Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		$102,000	103,020

Mediacom LLC/Mediacom Capital Corp. 144A
sr. notes 9 1/8s, 2019		123,000	125,460

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		70,000	70,875

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016		85,000	89,038

Nordic Telephone Co. Holdings ApS sec.
notes Ser. REGS, 8 1/4s, 2016 (Denmark)	EUR	255,000	389,234

PAETEC Holding Corp. company guaranty
sr. unsec. unsub. notes 9 1/2s, 2015		$170,000	163,625

Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014		273,000	274,024

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		55,000	57,131

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		947,000	1,018,025

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		148,000	136,900

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8 1/4s, 2019		120,000	127,200

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8s, 2016		220,000	229,900

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		1,305,000	1,331,100

UPC Holdings BV sr. notes 9 3/4s, 2018
(Netherlands)	EUR	317,000	465,423

UPC Holdings BV sr. notes Ser. REGS, 8 5/8s,
2014 (Netherlands)	EUR	69,000	98,836

West Corp. company guaranty 9 1/2s, 2014		$290,000	294,350

Wind Acquisition Finance SA
sr. notes Ser. REGS, 11 3/4s, 2017
(Netherlands)	EUR	232,000	363,335

			10,175,449
Conglomerates (0.1%)
UPC Germany GmbH 144A sr. bonds
8 1/8s, 2017 (Germany)	EUR	276,000	402,716

			402,716
Consumer cyclicals (3.5%)
Affinia Group, Inc. 144A sr. notes
10 3/4s, 2016		$30,000	32,513

Affinion Group, Inc. company
guaranty 11 1/2s, 2015		300,000	314,250

Affinion Group, Inc. company
guaranty 10 1/8s, 2013		345,000	354,488

Affinity Group, Inc. sr. sub. notes 9s, 2012		394,000	275,800

Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 11 1/4s, 2015 ‡‡		267,120	279,140

AMC Entertainment, Inc. company
guaranty 11s, 2016		208,000	217,360

AMC Entertainment, Inc. sr. sub. notes 8s, 2014		171,000	163,305

American Casino & Entertainment
Properties LLC 144A sr. notes 11s, 2014		225,000	189,563

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014		130,000	119,925

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		121,000	109,051

Building Materials Corp. company
guaranty notes 7 3/4s, 2014		315,000	311,850

Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016		220,000	225,500

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Cirsa Capital Luxembourg SA company
guaranty Ser. REGS, 7 7/8s, 2012
(Luxembourg)	EUR	93,000	$126,553

Clear Channel Communications, Inc. company
guaranty unsec. unsub. notes 10 3/4s, 2016		$240,000	188,400

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010		218,000	214,458

Codere Finance Luxembourg SA sr. sec.
notes Ser. REGS, 8 1/4s, 2015 (Luxembourg)	EUR	272,000	342,859

D.R. Horton, Inc. sr. notes 7 7/8s, 2011		$25,000	26,281

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016		110,000	120,175

Echostar DBS Corp. company guaranty
6 5/8s, 2014		1,506,000	1,519,178

Europcar Groupe SA company
guaranty sr. sub. bond FRB Ser. REGS,
4.214s, 2013 (France)	EUR	193,000	229,456

Fiat Finance Lux, Ltd. SA company
guaranty Ser. EMTN, 7 5/8s, 2014 (Italy)	EUR	273,000	407,563

Ford Motor Credit Co., LLC sr. notes
9 7/8s, 2011		$523,000	547,843

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010		711,000	734,108

Goodman Global, Inc. company
guaranty sr. unsec. sub. notes
13 1/2s, 2016		345,000	381,656

Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016		490,000	541,450

Grupo Televisa SA sr. unsec. notes 6s, 2018
(Mexico)		265,000	266,653

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN Ser. B,
3.831s, 2014		45,000	42,581

Harrah’s Operating Co., Inc. 144A sr. sec.
notes 11 1/4s, 2017		225,000	235,406

Host Marriott LP sr. notes Ser. M, 7s, 2012R		615,000	624,994

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 10s, 2017		205,000	227,550

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 6 1/4s, 2014		239,000	229,440

ISS Holdings A/S sr. sub. notes Ser. REGS,
8 7/8s, 2016 (Denmark)	EUR	353,000	484,148

Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017		$340,000	339,150

Lamar Media Corp. company guaranty
7 1/4s, 2013		230,000	229,425

Lamar Media Corp. company
guaranty sr. notes 9 3/4s, 2014		120,000	132,450

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes
8 1/8s, 2016		749,000	796,749

Levi Strauss & Co. sr. unsec. notes
8 7/8s, 2016		75,000	78,469

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015		502,000	527,100

Liberty Media, LLC sr. notes 5.7s, 2013		116,000	110,490

Lottomatica SpA sub. notes FRN Ser. REGS,
8 1/4s, 2066 (Italy)	EUR	180,000	245,263

Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015 (In default) †		$320,000	78,400

Meritage Homes Corp. company
guaranty 6 1/4s, 2015		90,000	82,800

Putnam VT Diversified Income Fund 11

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Meritage Homes Corp. sr. notes 7s, 2014		$32,000	$30,560

MGM Mirage, Inc. company guaranty
8 1/2s, 2010		51,000	50,745

MGM Mirage, Inc. company guaranty
6 3/4s, 2013		136,000	117,300

Navistar International Corp.
sr. notes 8 1/4s, 2021		403,000	412,571

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014		362,000	377,385

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††		318,000	290,175

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019		587,000	657,440

Penn National Gaming, Inc. 144A sr. unsec.
sub. notes 8 3/4s, 2019		60,000	61,350

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015		240,000	220,800

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012		331,000	331,000

Pinnacle Entertainment, Inc. 144A
sr. notes 8 5/8s, 2017		65,000	66,300

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		55,000	55,000

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		315,000	331,538

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 7s, 2015		149,000	129,630

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †		290,000	43,863

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. notes 11s, 2013		108,479	114,445

Travelport LLC company guaranty 9 7/8s, 2014		221,000	228,183

Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015 (In default) †		166,000	3,424

TRW Automotive, Inc. company
guaranty sr. unsec. unsub. notes Ser. REGS,
6 3/8s, 2014	EUR	115,000	153,231

TVN Finance Corp. PLC 144A company
guaranty sr. unsec. notes 10 3/4s, 2017
(United Kingdom)	EUR	191,000	284,308

Umbrella Acquisition, Inc. 144A company
guaranty sr. unsec. unsub. notes
9 3/4s, 2015 ‡‡		$221,025	193,673

Vertis, Inc. company
guaranty sr. notes 13 1/2s, 2014 ‡‡		175,083	57,996

Virgin Media Finance PLC company
guaranty sr. unsec. bond 8 7/8s, 2019
(United Kingdom)	GBP	158,000	261,950

Virgin Media Finance PLC company
guaranty sr. unsec. unsub. notes 9 1/2s,
2016 (United Kingdom)	EUR	158,000	243,293

Visant Corp. company guaranty sr. unsec.
sub. notes 7 5/8s, 2012		$454,000	456,270

Yonkers Racing Corp. 144A sr. notes
11 3/8s, 2016		36,000	37,800

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s,
2014 (In default) †		61,000	228

Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) †		177,000	620

			17,914,871

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Consumer staples (0.2%)
Archibald Candy Corp. company guaranty 10s,
2010 (In default) F †		$77,746	$1,201

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s, 2016		205,000	191,675

Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015		120,000	126,300

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012		262,000	265,603

Rite Aid Corp. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2017		241,000	209,670

Rite Aid Corp. company guaranty sr. notes
7 1/2s, 2017		230,000	216,200

			1,010,649
Energy (4.0%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		1,110,000	1,101,675

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017		235,000	207,388

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013		903,000	918,803

Complete Production Services, Inc. company
guaranty 8s, 2016		287,000	283,054

Comstock Resources, Inc. sr. notes 6 7/8s, 2012		420,000	421,050

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)		175,000	160,125

Connacher Oil and Gas, Ltd. 144A sr. sec.
notes 11 3/4s, 2014 (Canada)		65,000	71,825

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015		405,000	403,988

Dong Energy A/S jr. unsec. sub. notes FRN
5 1/2s, 2035 (Denmark)	EUR	156,000	211,140

Empresa Nacional del Petroleo 144A
sr. unsec. notes 6 1/4s, 2019 (Chile)		$700,000	727,796

Expro Finance Luxembourg 144A
sr. notes 8 1/2s, 2016 (Luxembourg)		265,000	263,013

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		520,000	512,200

Forest Oil Corp. sr. notes 8s, 2011		485,000	505,613

Gaz Capital for Gazprom 144A sr. unsec.
notes 7.288s, 2037 (Russia)		240,000	221,400

Gaz Capital SA sr. unsec. notes Ser. REGS,
7.288s, 2037 (Russia)		335,000	309,038

Gaz Capital SA 144A company guaranty
sr. unsec. bond 8.146s, 2018 (Russia)		149,000	153,664

Gaz Capital SA 144A sr. sec. bond 9 1/4s,
2019 (Russia)		690,000	757,172

Gaz Capital SA 144A sr. unsec. 6.51s,
2022 (Russia)		207,000	189,923

Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016		530,000	543,250

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014		395,000	368,831

Infinis PLC sr. notes Ser. REGS, 9 1/8s,
2014 (United Kingdom)	GBP	127,000	212,885

Key Energy Services, Inc. company guaranty
sr. unsec. unsub. notes 8 3/8s, 2014		$150,000	150,375

Lukoil International Finance 144A company
guaranty 6.656s, 2022 (Russia)		430,000	410,650

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s,
2019 (Russia)		325,000	330,736

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014		294,000	296,940

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011		157,578	159,048

Peabody Energy Corp. company
guaranty 7 3/8s, 2016		550,000	567,188

12 Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Energy cont.
Pemex Project Funding Master Trust company
guaranty sr. unsec. unsub. bonds 6 5/8s,
2035 (Mexico)		$380,000	$361,817

Pemex Project Funding Master Trust company
guaranty unsec. unsub. notes 6 5/8s, 2038
(Mexico)		75,000	69,790

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)		900,000	1,038,825

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 7/8s, 2040 (Brazil)		350,000	356,281

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013		120,000	125,400

Petroleos de Venezuela SA company
guaranty sr. unsec. notes 5 1/4s, 2017
(Venezuela)		4,765,000	2,620,750

Petroleos de Venezuela SA company
guaranty sr. unsec. unsub. notes 5 1/2s,
2037 (Venezuela)		265,000	117,263

Petroleos de Venezuela SA company
guaranty sr. unsec. unsub. notes 5 3/8s,
2027 (Venezuela)		265,000	117,925

Petroleos de Venezuela SA sr. unsec.
bonds zero %, 2011 (Venezuela)		665,000	538,650

Petroleos de Venezuela SA sr. unsec.
sub. bond 5s, 2015 (Venezuela)		935,000	459,459

Petroleum Co. of Trinidad & Tobago Ltd. 144A
sr. unsec. notes 9 3/4s, 2019 (Trinidad)		275,000	307,656

Petroleum Co. of Trinidad & Tobago Ltd. 144A
sr. unsec. notes 6s, 2022 (Trinidad)		433,000	398,286

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018		280,000	288,750

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015		60,000	61,050

Plains Exploration & Production Co. company
guaranty 7s, 2017		60,000	58,950

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 10s, 2016		365,000	399,675

Power Sector Assets & Liabilites Management
Corp. 144A govt. guaranty sr. unsec. notes
7.39s, 2024 (Philippines)		430,000	442,900

Power Sector Assets & Liabilites Management
Corp. 144A govt. guaranty sr. unsec. notes
7 1/4s, 2019 (Philippines)		450,000	482,625

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014		420,000	433,650

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2017		262,000	269,860

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		425,000	417,563

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013		115,000	119,600

White Nights Finance BV for Gazprom
notes 10 1/2s, 2014 (Russia)		500,000	559,890

Williams Cos., Inc. (The) notes 7 3/4s, 2031		150,000	164,492

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019		460,000	515,650

			21,185,527
Financials (4.0%)
Banco Do Brasil 144A sr. unsec. 5.669s,
2017 (Brazil)	BRL	393,000	222,066

Beverage Packaging Holdings Luxembourg
II SA company guaranty sr. notes Ser.
REGS, 8s, 2016	EUR	109,000	146,764

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Financials cont.
Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.073s, 2012		$611,438	$583,503

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7s, 2012		44,000	43,340

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2012		298,000	292,040

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011		44,000	43,340

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2012		322,000	315,560

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes FRN 2.456s, 2014		31,000	24,955

HSBC Capital Funding LP/ Jersey Channel
Islands company guaranty sub. FRB 5.13s,
2049 (United Kingdom)	EUR	208,000	251,106

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		$70,000	64,400

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014		50,000	47,750

JPMorgan Chase & Co. 144A sr. unsec.
notes FRN zero %, 2017		500,000	340,000

JPMorgan Chase & Co. 144A sr. unsec.
unsub. notes FRN 7.34s, 2011	RUB	18,000,000	585,471

JPMorgan Chase & Co. 144A unsec.
unsub. notes 0.173s, 2012	INR	14,000,000	329,121

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015		$225,000	229,500

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		184,000	173,880

Liberty Mutual Insurance 144A notes
7.697s, 2097		480,000	410,893

Reynolds Group DL Escrow, Inc./Reynolds
Group Escrow, LLC 144A sr. sec.
notes 7 3/4s, 2016 (Luxembourg)	EUR	467,000	682,309

RSHB Capital SA for OJSC Russian
Agricultural Bank sub. bonds FRB 6.97s,
2016 (Russia)		$2,560,000	2,514,022

RSHB Capital SA for OJSC Russian
Agricultural Bank 144A notes 9s, 2014
(Russia)		390,000	442,650

Russian Agricultural Bank 144A notes 7 3/4s,
2018 (Russia)		370,000	404,410

Russian Agricultural Bank 144A notes 7 1/8s,
2014 (Russia)		1,295,000	1,370,240

Shinhan Bank 144A sr. unsec. bond 6s, 2012
(South Korea)		208,000	221,182

UBS Luxembourg SA for Sberbank
sub. bonds stepped-coupon 6.23s (7.429s,
2/11/10), 2015 (Russia) ††		920,000	947,802

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4.148s, 2014		45,000	36,956

VTB Capital SA sr. notes 6 1/4s, 2035
(Russia)		400,000	373,000

VTB Capital SA 144A bonds 6 1/4s, 2035
(Russia)		2,840,000	2,648,300

VTB Capital SA 144A notes 7 1/2s, 2011
(Russia)		639,000	669,353

VTB Capital SA 144A notes 6 7/8s, 2018
(Russia)		2,591,000	2,578,045

VTB Capital SA 144A sec. notes 6.609s, 2012
(Russia)		3,676,000	3,703,239

			20,695,197

Putnam VT Diversified Income Fund 13

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Health care (1.1%)
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105
(Germany)	EUR	156,000	$204,800

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015		$223,000	230,805

DaVita, Inc. company guaranty 6 5/8s, 2013		119,000	119,298

HCA, Inc. company guaranty sr. notes
9 5/8s, 2016 ‡‡		336,000	363,720

HCA, Inc. sr. sec. notes 9 1/4s, 2016		124,000	133,145

HCA, Inc. sr. sec. notes 9 1/8s, 2014		205,000	216,275

Omnicare, Inc. company guaranty 6 3/4s, 2013		170,000	166,600

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		460,000	446,200

Select Medical Corp. company
guaranty 7 5/8s, 2015		522,000	506,340

Service Corporation International
debs. 7 7/8s, 2013		63,000	61,425

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		542,000	529,805

Sun Healthcare Group, Inc. company guaranty
sr. unsec. unsub. notes 9 1/8s, 2015		145,000	148,988

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017		335,000	308,200

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡		167,700	152,607

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018		120,000	134,400

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015		536,000	578,880

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014		537,000	556,466

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R		260,000	271,700

Ventas Realty LP/Capital Corp. company
guaranty sr. unsec. notes 7 1/8s, 2015 R		250,000	250,000

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R		135,000	132,975

			5,512,629
Technology (0.8%)
Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡		79,000	74,655

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		293,000	279,449

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015		125,000	127,031

First Data Corp. company guaranty sr. unsec.
notes 9 7/8s, 2015		155,000	144,538

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016		193,000	165,015

First Data Corp. company guaranty sr. unsec.
unsub. notes 10.55s, 2015 ‡‡		205,286	182,191

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡		179,443	158,583

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014		609,000	558,758

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016		10,000	8,050

Iron Mountain, Inc. company guaranty
6 5/8s, 2016		140,000	137,200

Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes 8s, 2020		440,000	444,400

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		155,000	160,038

New ASAT Finance, Ltd. company guaranty
9 1/4s, 2011 (Cayman Islands) (In default) F †		11,000	14

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Technology cont.
Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016		$111,000	$110,723

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015		370,000	394,050

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013		746,000	764,650

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015		385,000	448,525

			4,157,870
Transportation (0.1%)
British Airways PLC sr. unsec. 8 3/4s, 2016
(United Kingdom)	GBP	189,000	285,390

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013		$245,000	241,938

RailAmerica, Inc. company
guaranty sr. notes 9 1/4s, 2017		180,000	191,475

			718,803
Utilities and power (0.9%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		105,000	107,756

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		528,000	541,200

Colorado Interstate Gas Co. debs. 6.85s,
2037 (Canada)		290,000	297,590

Dynegy-Roseton Danskamme sec. bonds
7.27s, 2010		40,250	40,300

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016		109,000	92,650

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013		48,000	45,120

Edison Mission Energy sr. unsec. notes 7.2s, 2019		109,000	82,568

Edison Mission Energy sr. unsec. notes 7s, 2017		17,000	13,430

El Paso Natural Gas Co. debs. 8 5/8s, 2022		160,000	186,703

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016 95,000			95,238

Majapahit Holding BV 144A company
guaranty sr. unsec. notes 8s, 2019 (Indonesia)		300,000	316,500

Majapahit Holding BV 144A company
guaranty sr. unsec. notes 7 3/4s, 2020 (Indonesia)		1,345,000	1,368,067

Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011		110,000	112,750

NRG Energy, Inc. sr. notes 7 3/8s, 2016		170,000	170,213

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010		550,000	563,750

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014		309,000	320,201

Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes Ser. *, 7.2s, 2011		150,000	156,596

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028		65,000	69,284

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011		15,000	15,678

Vattenfall Treasury AB company guaranty jr.
unsec. sub. bond FRB 5 1/4s, 2049 (Sweden)	EUR	156,000	211,006

			4,806,600
Total corporate bonds and notes (cost $97,121,224)			$98,921,466

ASSET-BACKED SECURITIES (8.0%)*		Principal amount	Value

Accredited Mortgage Loan Trust FRB
Ser. 05-1, Class M2, 0.921s, 2035		$69,508	$18,650

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.381s, 2036		94,000	28,234
FRB Ser. 06-HE3, Class A2C, 0.381s, 2036		100,000	31,503

Ace Securities Corp. 144A Ser. 03-MH1,
Class M2, 6 1/2s, 2030		37,231	29,785

14 Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (8.0%)* cont.	Principal amount	Value

Ameriquest Mortgage Securities, Inc. FRB
Ser. 03-8, Class M2, 1.981s, 2033	$187,630	$52,275

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	326,000	52,160
Ser. 04-1A, Class E, 6.42s, 2039	175,000	24,500

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.501s, 2033	22,925	6,117
FRB Ser. 06-W4, Class A2C, 0.391s, 2036	176,764	58,683

Asset Backed Funding Certificates FRB
Ser. 04-OPT2, Class M2, 1.231s, 2033	126,270	88,621

Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3, 0.421s, 2036	24,539	15,092
FRB Ser. 06-HE4, Class A5, 0.391s, 2036	93,236	57,629

BankAmerica Manufactured Housing Contract
Trust Ser. 97-2, Class M, 6.9s, 2028	70,000	99,960

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.106s, 2034	41,659	5,987
FRB Ser. 05-HE1, Class M3, 1.161s, 2035	210,000	41,580

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	655,624	435,990
Ser. 00-A, Class A2, 7.575s, 2030	1,512,848	877,452
Ser. 99-B, Class A-5, 7.44s, 2020	43,939	27,902
Ser. 99-B, Class A4, 7.3s, 2016	477,842	286,705
Ser. 99-B, Class A3, 7.18s, 2015	799,454	479,672
FRB Ser. 00-A, Class A1, 0.393s, 2030	104,634	17,701

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-OPT1, Class M1, 0.651s, 2035	41,642	33,436
FRB Ser. 07-OPX1, Class A1A, 0.301s, 2037	966,468	579,881

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	837,228	661,410
Ser. 00-4, Class A6, 8.31s, 2032	2,190,131	1,713,777
Ser. 00-5, Class A7, 8.2s, 2032	210,071	176,460
Ser. 00-1, Class A5, 8.06s, 2031	616,152	455,952
Ser. 00-4, Class A5, 7.97s, 2032	132,504	100,703
Ser. 00-5, Class A6, 7.96s, 2032	351,503	288,232
Ser. 02-1, Class M1F, 7.954s, 2033	12,000	10,394
Ser. 01-3, Class M2, 7.44s, 2033	12,755	328
Ser. 01-4, Class A4, 7.36s, 2033	130,032	133,283
Ser. 00-6, Class A5, 7.27s, 2031	436,073	414,269
Ser. 01-1, Class A5, 6.99s, 2032	76,838	77,222
Ser. 01-3, Class A4, 6.91s, 2033	3,426,784	3,461,051
Ser. 02-1, Class A, 6.681s, 2033	545,678	551,134
FRB Ser. 02-1, Class M1A, 2.281s, 2033	1,609,000	931,493
FRB Ser. 01-4, Class M1, 1.981s, 2033	241,000	119,566

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.751s, 2035	41,000	30,073
FRB Ser. 05-14, Class 3A2, 0.471s, 2036	17,461	14,950
FRB Ser. 06-4, Class 2A2, 0.411s, 2036	1,399,110	1,077,315

Credit-Based Asset Servicing and
Securitization FRB Ser. 07-CB1, Class AF1A,
0.301s, 2037	1,070,588	562,059

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038	361,000	108,300

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.901s, 2035	68,804	6,485

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
0.381s, 2036	154,000	66,875

ASSET-BACKED SECURITIES (8.0%)* cont.		Principal amount	Value

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.561s, 2036		$217,000	$101,584
FRB Ser. 06-2, Class 2A3, 0.401s, 2036		309,000	171,511

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s, 2043 F	GBP	588,814	219,101
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 F	EUR	1,225,000	455,829

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$615,389	515,389
Ser. 94-4, Class B2, 8.6s, 2019		271,181	136,784
Ser. 93-1, Class B, 8.45s, 2018		194,552	167,250
Ser. 99-5, Class A5, 7.86s, 2030		2,725,318	2,343,773
Ser. 96-8, Class M1, 7.85s, 2027		304,000	256,809
Ser. 95-8, Class B1, 7.3s, 2026		285,417	226,048
Ser. 95-4, Class B1, 7.3s, 2025		289,077	252,765
Ser. 97-6, Class M1, 7.21s, 2029		182,000	134,400
Ser. 95-F, Class B2, 7.1s, 2021		17,734	13,578
Ser. 96-1, Class M1, 7s, 2027		320,307	282,295
Ser. 93-3, Class B, 6.85s, 2018		14,414	12,730
Ser. 98-3, Class A6, 6.76s, 2030		590,776	587,944
Ser. 99-3, Class A7, 6.74s, 2031		426,558	379,637

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		3,183,950	2,785,956
Ser. 99-5, Class M1A, 8.3s, 2026		119,000	107,778
Ser. 99-5, Class A4, 7.59s, 2028		23,155	23,002

GSAA Home Equity Trust
FRB Ser. 07-4, Class A1, 0.331s, 2037		5,805,007	2,873,946
FRB Ser. 06-19, Class A1, 0.321s, 2036		3,185,016	1,775,647

GSAMP Trust
FRB Ser. 06-HE5, Class A2C, 0.381s, 2036		460,000	135,500
FRB Ser. 07-HE2, Class A2A, 0.356s, 2047		1,495,151	1,323,209

Guggenheim Structured Real Estate Funding,
Ltd. 144A
FRB Ser. 05-2A, Class E, 2.231s, 2030		292,398	14,620
FRB Ser. 05-1A, Class E, 2.031s, 2030		63,492	3,170

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 0.561s, 2036		108,000	69,451

Lehman ABS Manufactured Housing Contract
Ser. 01-B, Class A4, 5.27s, 2018		35,449	31,109

Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037		1,148,261	803,782
FRB Ser. 07-6, Class 2A1, 0.441s, 2037		893,402	363,644

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.232s, 2036		660,000	46,200
FRB Ser. 02-1A, Class FFL, 2.982s, 2037		1,135,000	170,250

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012		1,102,418	573,258

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.851s, 2035		240,000	107,800
FRB Ser. 06-4, Class 2A4, 0.491s, 2036		103,000	35,507
FRB Ser. 06-1, Class 2A3, 0.421s, 2036		100,711	49,587

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.481s, 2032		925,076	767,813

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.381s, 2036		54,000	25,103

Mid-State Trust Ser. 11, Class B, 8.221s, 2038		89,053	81,410

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.431s, 2034		47,532	3,595
FRB Ser. 05-HE2, Class M5, 0.911s, 2035		111,996	71,089
FRB Ser. 05-HE1, Class M3, 0.751s, 2034		150,000	106,265
FRB Ser. 06-NC4, Class M2, 0.531s, 2036		210,000	613

Putnam VT Diversified Income Fund 15

ASSET-BACKED SECURITIES (8.0%)* cont.	Principal amount	Value

N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 04-2A, Class C1, 2.231s, 2039	$500,000	$100,000

New Century Home Equity Loan Trust FRB
Ser. 03-4, Class M3, 3.306s, 2033	11,139	4,926

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.391s, 2036	130,000	67,909
FRB Ser. 06-2, Class A2C, 0.381s, 2036	130,000	72,633

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	1,086,544	543,272
Ser. 99-D, Class A1, 7.84s, 2029	611,962	544,646
Ser. 00-A, Class A2, 7.765s, 2017	88,135	55,783
Ser. 95-B, Class B1, 7.55s, 2021	109,403	60,382
Ser. 00-D, Class A4, 7.4s, 2030	709,000	496,300
Ser. 02-B, Class A4, 7.09s, 2032	255,671	197,565
Ser. 99-B, Class A4, 6.99s, 2026	633,107	528,644
Ser. 00-D, Class A3, 6.99s, 2022	128,604	128,604
Ser. 01-D, Class A4, 6.93s, 2031	354,699	266,024
Ser. 98-A, Class M, 6.825s, 2028	43,000	20,457
Ser. 01-E, Class A4, 6.81s, 2031	589,480	453,900
Ser. 01-C, Class A2, 5.92s, 2017	789,277	347,282
Ser. 01-D, Class A3, 5.9s, 2022	17,049	10,798
Ser. 02-C, Class A1, 5.41s, 2032	821,260	609,785
Ser. 01-E, Class A2, 5.05s, 2031	567,408	385,838
Ser. 02-A, Class A2, 5.01s, 2020	75,455	39,036

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	114,913	104,571
FRB Ser. 01-B, Class A2, 0.608s, 2018	43,248	32,378

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 1.061s, 2036	98,000	14,924

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2,
0.361s, 2036	175,272	59,147

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.421s, 2036	94,862	68,261
FRB Ser. 07-RZ1, Class A2, 0.391s, 2037	154,000	72,660

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.881s, 2035	137,276	611
FRB Ser. 07-NC2, Class A2B, 0.371s, 2037	144,000	55,582
FRB Ser. 07-BR5, Class A2A, 0.361s, 2037	27,000	18,090
FRB Ser. 07-BR4, Class A2A, 0.321s, 2037	34,582	22,132
FRB Ser. 07-BR3, Class A2A, 0.301s, 2037	3,428,194	2,125,481

SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO, 0.441s, 2036	219,000	77,706

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.401s, 2036	104,000	71,439
FRB Ser. 06-3, Class A3, 0.391s, 2036	461,000	280,585

South Coast Funding 144A FRB Ser. 3A,
Class A2, 1.474s, 2038	120,000	1,200

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.491s, 2036	104,000	8,761

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	395,000	39,500

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A,
Class IV, 6.84s, 2037	351,000	36,855

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.341s, 2037	919,745	588,637

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 1.182s, 2044
(United Kingdom)	189,615	22,754

Total asset-backed securities (cost $51,672,163)		$41,552,635

FOREIGN GOVERNMENT
BONDS AND NOTES (6.8%)*	Principal amount/units		Value

Argentina (Republic of) bonds Ser. VII,
zero %, 2013		$281,000	$255,429

Argentina (Republic of) sr. unsec. bonds FRB
0.578s, 2013		2,362,000	1,022,746

Argentina (Republic of) sr. unsec.
unsub. bonds 7s, 2015		2,951,000	2,527,532

Argentina (Republic of) sr. unsec.
unsub. bonds Ser. $V, 10 1/2s, 2012	ARS	1,080,000	243,000

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 0.943s, 2012		$20,454,000	7,015,489

Argentina (Republic of) sr. unsec.
unsub. notes Ser. $dis, 8.28s, 2033		1,002,433	749,318

Banco Nacional de Desenvolvimento Economico
e Social 144A notes 6 1/2s, 2019 (Brazil)		620,000	666,500

Banco Nacional de Desenvolvimento Economico
e Social 144A sr. unsec.
unsub. notes 6.369s, 2018 (Brazil)		160,000	171,400

Brazil (Federal Republic of) notes
zero %, 2017	BRL	1,350	666,021

Brazil (Federal Republic of)
sr. notes 5 7/8s, 2019		$905,000	963,825

Canada (Government of) bonds Ser. WL43,
5 3/4s, 2029	CAD	585,000	674,122

Colombia (Government of) bonds 6 1/8s, 2041		$565,000	524,038

Ecuador (Republic of) regs notes Ser. REGS,
9 3/8s, 2015		100,000	92,774

Indonesia (Republic of) 144A sr. unsec.
notes 11 5/8s, 2019		755,000	1,089,548

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 7 3/4s, 2038		550,000	618,750

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 7/8s, 2018		425,000	465,375

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 3/4s, 2014		280,000	305,861

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 5/8s, 2037		575,000	561,890

Industrial Bank Of Korea 144A
sr. notes 7 1/8s, 2014 (South Korea)		1,190,000	1,330,760

Iraq (Republic of) 144A bonds 5.8s, 2028		695,000	537,235

Russia (Federation of) 144A unsec.
unsub. bonds 5s, 2030		1,618,281	1,820,177

South Africa (Republic of) sr. unsec.
unsub. notes 6 7/8s, 2019		515,000	578,088

Sri Lanka (Republic of) 144A notes 7.4s, 2015		240,000	244,058

Sweden (Government of) debs. Ser. 1041,
6 3/4s, 2014	SEK	26,845,000	4,415,712

Turkey (Republic of) bonds 16s, 2012	TRY	190,000	141,173

Turkey (Republic of) sr. unsec.
notes 7 1/2s, 2019		$1,210,000	1,361,577

Turkey (Republic of) sr. unsec.
notes 7 1/2s, 2017		1,530,000	1,729,925

Ukraine (Government of) sr. unsec.
unsub. bonds Ser. REGS, 6 7/8s, 2011		1,045,000	950,605

Venezuela (Republic of) bonds 8 1/2s, 2014		855,000	667,430

Venezuela (Republic of) unsec. note FRN
Ser. REGS, 1.283s, 2011		690,000	607,366

Venezuela (Republic of) unsec.
notes 10 3/4s, 2013		1,410,000	1,238,347

Venezuela (Republic of) 144A unsec.
bonds 13 5/8s, 2018		1,215,000	1,090,535

Total foreign government bonds and notes (cost $31,909,838)			$35,326,606

16 Putnam VT Diversified Income Fund

SENIOR LOANS (3.1%)* [c]	Principal amount	Value

Basic materials (0.1%)
Georgia-Pacific Corp. bank term loan FRN
Ser. C, 3.502s, 2014	$55,937	$55,559

Georgia-Pacific, LLC bank term loan FRN
Ser. B2, 2.274s, 2012	90,261	87,046

Novelis, Inc. bank term loan FRN Ser. B,
2.263s, 2014	368,686	336,097

Novelis, Inc. bank term loan FRN Ser. B,
2.24s, 2014	167,578	152,765

Rockwood Specialties Group, Inc. bank term
loan FRN Ser. H, 6s, 2014	45,017	45,298

		676,765
Capital goods (0.3%)
Graham Packaging Co., LP bank term loan FRN
Ser. B, 2 1/2s, 2011	96,043	94,347

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN 2.283s, 2014	29,852	22,240

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN Ser. B, 2 1/4s, 2014	595,200	443,424

Manitowoc Co., Inc. (The) bank term loan FRN
Ser. A, 4.813s, 2013	252,947	243,462

Mueller Water Products, Inc. bank term loan
FRN Ser. B, 5.281s, 2014	98,140	95,993

Polypore, Inc. bank term loan FRN Ser. B,
2.49s, 2014	187,773	175,568

Sequa Corp. bank term loan FRN 3.879s, 2014	257,268	228,808

		1,303,842
Communication services (0.5%)
Cebridge Connections, Inc. bank term loan
FRN 4.757s, 2014	187,000	181,323

Charter Communications Operating, LLC bank
term loan FRN 9 1/4s, 2014	186,675	189,942

Charter Communications, Inc. bank term loan
FRN 2.756s, 2014	150,000	136,388

Charter Communications, Inc. bank term loan
FRN 2.26s, 2014	662,559	620,321

Fairpoint Communications, Inc. bank term
loan FRN Ser. B, 5 1/2s, 2015	278,203	216,025

Insight Midwest, LP bank term loan FRN
Ser. B, 2.29s, 2014	96,576	91,747

Intelsat Corp. bank term loan FRN Ser. B2,
2.735s, 2011	146,118	137,442

Intelsat Corp. bank term loan FRN Ser. B2-A,
2.735s, 2013	146,162	137,483

Intelsat Corp. bank term loan FRN Ser. B2-C,
2.735s, 2013	146,118	137,442

Intelsat, Ltd. bank term loan FRN 3.235s,
2014 (Bermuda)	375,000	339,188

Level 3 Communications, Inc. bank term loan
FRN 2.53s, 2014	60,000	54,400

Level 3 Financing, Inc. bank term loan FRN
Ser. B, 11 1/2s, 2014	55,000	58,438

MetroPCS Wireless, Inc. bank term loan FRN
2.54s, 2013	242,470	230,952

PAETEC Holding Corp. bank term loan FRN
Ser. B1, 2.734s, 2013	47,035	44,653

TW Telecom, Inc. bank term loan FRN Ser. B,
1.99s, 2013	133,840	128,027

West Corp. bank term loan FRN 2.608s, 2013	62,614	58,813

		2,762,584

SENIOR LOANS (3.1%)* [c] cont.	Principal amount	Value

Consumer cyclicals (1.1%)
Allison Transmission, Inc. bank term loan
FRN Ser. B, 3.009s, 2014	$343,461	$314,353

Building Materials Holdings Corp. bank term
loan FRN 3.005s, 2014	172,698	159,422

CCM Merger, Inc. bank term loan FRN Ser. B,
8 1/2s, 2012	281,100	273,369

Cenveo, Inc. bank term loan FRN Ser. C,
4.753s, 2013	169,851	164,472

Cenveo, Inc. bank term loan FRN Ser. DD,
4.753s, 2013	5,660	5,480

Clear Channel Communications, Inc. bank term
loan FRN Ser. B, 3.884s, 2016	215,961	176,009

Dex Media West, LLC/Dex Media Finance Co.
bank term loan FRN Ser. B, 7s, 2014	220,731	203,072

GateHouse Media, Inc. bank term loan FRN
2.49s, 2014	160,000	57,400

GateHouse Media, Inc. bank term loan FRN
Ser. B, 2.24s, 2014	440,598	158,064

GateHouse Media, Inc. bank term loan FRN
Ser. DD, 2.24s, 2014	164,402	58,979

Golden Nugget, Inc. bank term loan FRN
Ser. B, 2.26s, 2014	72,450	47,545

Golden Nugget, Inc. bank term loan FRN
Ser. DD, 2.265s, 2014	41,348	27,134

Goodman Global Holdings, Inc. bank term loan
FRN Ser. B, 6 1/2s, 2011	860,990	860,811

Harrah’s Operating Co., Inc. bank term loan
FRN Ser. B2, 3.282s, 2015	94,402	76,210

Jarden Corp. bank term loan FRN Ser. B1,
2.033s, 2012	72,933	70,914

Jarden Corp. bank term loan FRN Ser. B2,
2.033s, 2012	36,472	35,104

Jarden Corp. bank term loan FRN Ser. B4,
3.533s, 2015	124,575	121,127

Michaels Stores, Inc. bank term loan FRN
Ser. B, 2.563s, 2013	88,470	79,651

National Bedding Co. bank term loan FRN
2.317s, 2011	49,970	45,681

QVC, Inc. bank term loan FRN 5.749s, 2014	120,799	120,749

R.H. Donnelley, Inc. bank term loan FRN
6 3/4s, 2011	383,666	349,904

R.H. Donnelley, Inc. bank term loan FRN
Ser. D1, 6 3/4s, 2011	203,345	185,892

Realogy Corp. bank term loan FRN 0.085s, 2013	123,083	109,134

Realogy Corp. bank term loan FRN Ser. B,
3.287s, 2013	457,168	405,356

Six Flags Theme Parks bank term loan FRN
2.49s, 2015	451,574	438,591

Thomas Learning bank term loan FRN Ser. B,
2.73s, 2014	119,389	108,644

Tribune Co. bank term loan FRN Ser. B,
5 1/4s, 2014 (In default) †	696,187	402,048

United Components, Inc. bank term loan FRN
Ser. D, 2 1/4s, 2012	316,667	292,125

Univision Communications, Inc. bank term
loan FRN Ser. B, 2.533s, 2014	367,000	318,189

Yankee Candle Co., Inc. bank term loan FRN
2.24s, 2014	53,478	49,975

		5,715,404

Putnam VT Diversified Income Fund 17

SENIOR LOANS (3.1%)* [c] cont.	Principal amount	Value

Consumer staples (0.3%)
Claire’s Stores, Inc. bank term loan FRN
3.033s, 2014	$129,337	$104,547

Pinnacle Foods Holding Corp. bank term loan
FRN Ser. B, 2.985s, 2014	704,523	655,207

Revlon Consumer Products bank term loan FRN
Ser. B, 4.262s, 2012	125,000	121,830

Rite-Aid Corp. bank term loan FRN Ser. B,
1.99s, 2014	78,600	69,050

Spectrum Brands, Inc. bank term loan FRN
1 1/2s, 2013	21,751	21,513

Spectrum Brands, Inc. bank term loan FRN
Ser. B1, 8.003s, 2013	385,978	381,756

		1,353,903
Energy (0.2%)
EPCO Holding, Inc. bank term loan FRN
Ser. A, 1.231s, 2012	185,000	166,500

Hercules Offshore, Inc. bank term loan FRN
Ser. B, 6s, 2013	121,661	116,126

MEG Energy Corp. bank term loan FRN 6.232s,
2016 (Canada)	455,791	446,675

Targa Resources, Inc. bank term loan FRN
2.234s, 2012	30,295	30,127

Targa Resources, Inc. bank term loan FRN
Ser. C, 0.158s, 2011	24,363	24,363

		783,791
Financials (—%)
HUB International Holdings, Inc. bank term
loan FRN 6 3/4s, 2014	91,770	90,393

HUB International, Ltd. bank term loan FRN
Ser. B, 2.743s, 2014	35,822	32,687

HUB International, Ltd. bank term loan FRN
Ser. DD, 2.743s, 2014	8,052	7,347

		130,427
Health care (0.3%)
Community Health Systems, Inc. bank term
loan FRN Ser. B, 2.506s, 2014	213,927	201,507

Community Health Systems, Inc. bank term
loan FRN Ser. DD, 2.506s, 2014	11,228	10,576

Health Management Associates, Inc. bank term
loan FRN 2.033s, 2014	907,672	844,249

IASIS Healthcare Corp. bank term loan FRN
Ser. DD, 2.234s, 2014	74,607	69,403

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 7.62s, 2014	20,198	18,789

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 5.531s, 2014	308,510	279,972

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. B, 2.234s, 2014	215,578	200,542

Select Medical Corp. bank term loan FRN
Ser. B, 2.267s, 2012	10,682	10,133

Sun Healthcare Group, Inc. bank term loan
FRN 0.183s, 2014	19,507	18,214

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 2.398s, 2014	96,554	90,158

		1,743,543
Technology (0.1%)
Compucom Systems, Inc. bank term loan FRN
3.74s, 2014	99,542	93,320

First Data Corp. bank term loan FRN Ser. B1,
2.985s, 2014	266,167	235,779

First Data Corp. bank term loan FRN Ser. B3,
3.001s, 2014	149,859	132,531

Freescale Semiconductor, Inc. bank term loan
FRN 12 1/2s, 2014	79,243	81,356

		542,986

SENIOR LOANS (3.1%)* [c] cont.	Principal amount		Value

Utilities and power (0.2%)
Dynegy Holdings, Inc. bank term loan FRN
3.99s, 2013		$143,000	$136,505

NRG Energy, Inc. bank term loan FRN 2.019s, 2014		203,460	193,236

NRG Energy, Inc. bank term loan FRN 0.183s, 2014		119,790	113,770

Reliant Energy, Inc. bank term loan FRN 0.215s, 2014		335,000	312,388

TXU Energy Corp. bank term loan FRN
Ser. B2, 3.735s, 2014		201,513	163,730

TXU Energy Corp. bank term loan FRN
Ser. B3, 3.735s, 2014		161,721	130,266

			1,049,895
Total senior loans (cost $17,566,089)			$16,063,140

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)*	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to pay a fixed rate
of 5.03% versus the three month
USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.03	$25,080,000	$12,540

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.23	20,596,000	607,170

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	20,596,000	613,349

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 5.03% versus the three month
USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.03	25,080,000	2,106,720

Total purchased options outstanding (cost $3,724,036)			$3,339,779

U. S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (0.6%)*	Principal amount		Value

U. S. Government Guaranteed Mortgage Obligations (0.4%)
Government National Mortgage Association
Pass-Through Certificates 6 1/2s,
November 20, 2038	$1,800,391		$1,925,012

			1,925,012
U. S. Government Agency Mortgage Obligations (0.2%)
Federal National Mortgage Association
Pass-Through Certificates
5s, february 1, 2037		574,847	590,678
4 1/2s, august 1, 2039		661,340	660,927

			1,251,605
Total U. S. government and agency mortgage
obligations (cost $3,151,853)			$3,176,617

U. S. TREASURY OBLIGATIONS (0.2%)*	Principal amount		Value

U.S. Treasury Notes 1 1/4s, November 30, 2010 i		$975,000	$982,225

U.S. Treasury Notes 7/8s, December 31, 2010 i		11,000	11,039

Total U. S. treasury obligations (cost $993,264)			$993,264

18 Putnam VT Diversified Income Fund

CONVERTIBLE BONDS AND NOTES (0.4%)*		Principal amount		Value

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 6s, 2015			$615,000	$553,500

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			225,000	284,265

General Cable Corp. cv. unsec. sub. notes
stepped-coupon 4 1/2s (2 1/4s, 11/15/19), 2029 ††			471,000	484,541

General Growth Properties, Inc. 144A cv.
sr. notes 3.98s, 2027 (In default) † R			455,000	431,113

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			235,000	295,659

Total convertible bonds and notes (cost $1,868,060)				$2,049,078

COMMON STOCKS (—%)*			Shares	Value

AboveNet, Inc. †			530	$34,471

Bohai Bay Litigation, LLC F			842	2,627

Nortek, Inc. †			4,810	168,350

Vertis Holdings, Inc. F †			8,044	8

Total common stocks (cost $168,942)				$205,456

PREFERRED STOCKS (—%)*			Shares	Value

GMAC, Inc. 144A Ser. G 7.00% pfd.			163	$107,437

Total preferred stocks (cost $54,831)				$107,437

WARRANTS (—%)* †	Expiration date	Strike Price	Warrants	Value

AboveNet, Inc.	9/8/10	$24.00	102	$10,098

Charter Communication
Class A	11/30/14	46.86	37	231

New ASAT (Finance), Ltd.
(Cayman Islands) F	2/1/11	0.01	2,860	1

Smurfit Kappa Group PLC
144A (Ireland)	10/1/13	EUR 0.001	422	19,461

Vertis Holdings, Inc. F	10/18/15	$0.01	535	1

Total warrants (cost $16,165)				$29,792

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †			627	$2,508

Total convertible preferred stocks (cost $590,996)				$2,508

SHORT-TERM INVESTMENTS (16.8%)*		Principal amount/shares		Value

Putnam Money Market Liquidity Fund e			36,616,088	$36,616,088

U.S. Treasury Bills with an effective yield
of 0.26%, August 26, 2010 ##			$25,591,000	25,558,064

U.S. Treasury Bills with effective yields ranging
from 0.30% to 0.47%, April 1, 2010 # ##			6,760,000	6,752,064

U.S. Treasury Bills with effective yields ranging
from 0.29% to 0.35%, July 15, 2010 # ##			13,738,000	13,712,365

U.S. Treasury Cash Management Bills
with effective yields ranging from 0.34%
to 0.40%, June 10, 2010 # ##			4,208,000	4,200,855

Total short-term investments (cost $86,831,678)				$86,839,436

Total investments (cost $526,908,671)				$552,725,978

Key to holding’s currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD / $	United States Dollar
Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only

* Percentages indicated are based on net assets of $516,894,031.

† Non-income-producing security. interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at December 31, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

∆ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at December 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At December 31, 2009, liquid assets totaling $337,736,992 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2009.

Putnam VT Diversified Income Fund 19

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at December 31, 2009 (as a percentage of Portfolio Value):

United States	85.4%	Brazil	0.7%

Russia	3.7	Turkey	0.6

Argentina	2.1	Canada	0.5

Venezuela	1.4	United Kingdom	0.5

Indonesia	0.9	Other	3.4

Sweden	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $58,223,857)	Value	face value	date	(depreciation)

Australian Dollar	$9,163,904	$9,365,828	1/20/10	$(201,924)

British Pound	4,986,611	5,128,571	1/20/10	(141,960)

Canadian Dollar	4,326,558	4,295,330	1/20/10	31,228

Danish Krone	340,666	358,517	1/20/10	(17,851)

Euro	1,430,789	1,456,760	1/20/10	(25,971)

Japanese Yen	15,884,303	16,974,463	1/20/10	(1,090,160)

Malaysian Ringgit	103,267	104,926	1/20/10	(1,659)

Mexican Peso	369,687	380,643	1/20/10	(10,956)

Norwegian Krone	5,719,428	5,913,599	1/20/10	(194,171)

Polish Zloty	3,923,225	4,132,827	1/20/10	(209,602)

South African Rand	1,107,900	1,108,678	1/20/10	(778)

Swedish Krona	5,486,371	5,581,535	1/20/10	(95,164)

Swiss Franc	3,337,037	3,422,180	1/20/10	(85,143)

Total				$(2,044,111)

FORWARD CURRENCY CONTRACTS TO SELL				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $44,841,994)	Value	face value	date	(depreciation)

Australian Dollar	$816,794	$839,375	1/20/10	$22,581

Brazilian Real	950,063	966,595	1/20/10	16,532

British Pound	2,066,119	2,074,801	1/20/10	8,682

Canadian Dollar	1,596,389	1,591,815	1/20/10	(4,574)

Czech Koruna	1,872,913	2,012,449	1/20/10	139,536

Euro	21,968,397	22,417,298	1/20/10	448,901

Japanese Yen	746,849	783,421	1/20/10	36,572

Norwegian Krone	944,989	969,845	1/20/10	24,856

Polish Zloty	2,098,524	2,208,797	1/20/10	110,273

South African Rand	1,064,113	1,065,791	1/20/10	1,678

Swedish Krona	5,984,741	6,221,037	1/20/10	236,296

Swiss Franc	3,435,879	3,550,817	1/20/10	114,938

Turkish Lira	139,710	139,953	1/20/10	243

Total				$1,156,514

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/09	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond 10 yr (Long)	3	$1,905,816	Mar-10	$(3,855)

Canadian Government
Bond 10 yr (Long)	2	225,165	Mar-10	(3,515)

Euro-Bobl 5 yr (Short)	4	662,686	Mar-10	4,569

Euro-Bund 10 yr (Short)	36	6,249,332	Mar-10	103,591

Euro-Schatz 2 yr (Short)	222	34,330,503	Mar-10	38,918

Japanese Government
Bond 10 yr (Long)	17	25,525,580	Mar-10	48,499

Japanese Government
Bond 10 yr Mini (Long)	32	4,805,847	Mar-10	10,181

U.K. Gilt 10 yr (Long)	21	3,885,658	Mar-10	(50,986)

U.S. Treasury Bond
20 yr (Long)	1,039	119,874,625	Mar-10	(4,393,810)

U.S. Treasury Note
2 yr (Short)	35	7,569,297	Mar-10	34,904

U.S. Treasury Note
5 yr (Short)	236	26,994,344	Mar-10	432,077

U.S. Treasury Note
10 yr (Long)	178	20,550,656	Mar-10	(387,771)

Total				$(4,167,198)

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $31,596,987)	amount	strike price	Value

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.475% versus the
three month USD-LIBOR-BBA maturing
August 19, 2021.	$13,021,000	Aug-11/4.475	$566,934

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.55% versus the
three month USD-LIBOR-BBA maturing
August 17, 2021.	12,320,000	Aug-11/4.55	572,634

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.70% versus the
three month USD-LIBOR-BBA maturing
August 8, 2021.	11,485,000	Aug-11/4.70	604,685

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.765% versus the
three month USD-LIBOR-BBA maturing
August 16, 2021.	22,280,000	Aug-11/4.765	1,234,980

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.475% versus
the three month USD-LIBOR-BBA
maturing August 19, 2021.	13,021,000	Aug-11/4.475	852,876

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.55% versus the
three month USD-LIBOR-BBA maturing
August 17, 2021.	12,320,000	Aug-11/4.55	768,645

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.70% versus the
three month USD-LIBOR-BBA maturing
August 8, 2021.	11,485,000	Aug-11/4.70	644,194

20 Putnam VT Diversified Income Fund

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $31,596,987) cont.	amount	strike price	Value

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.765% versus the
three month USD-LIBOR-BBA maturing
August 16, 2021.	$22,280,000	Aug-11/4.765	$1,211,364

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing
August 17, 2021.	24,640,000	Aug-11/4.49	1,101,408

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	24,066,000	Jul-11/4.52	1,090,190

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.5475% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	12,033,000	Jul-11/4.5475	558,331

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.49% versus
the three month USD-LIBOR-BBA
maturing August 17, 2021.	24,640,000	Aug-11/4.49	1,595,440

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.52% versus
the three month USD-LIBOR-BBA
maturing July 26, 2021.	24,066,000	Jul-11/4.52	1,484,872

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.5475% versus
the three month USD-LIBOR-BBA
maturing July 26, 2021.	12,033,000	Jul-11/4.5475	729,320

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	17,683,900	Oct-10/4.02	432,548

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	25,661,000	Jul-11/4.46	1,101,883

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.525%
versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	25,661,000	Jul-11/4.525	1,167,575

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	38,491,500	Jul-11/4.745	2,106,640

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	3,985,000	Sep-13/4.82	144,934

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $31,596,987) cont.	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	$19,678,500	May-12/5.51	$1,708,609

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	17,683,900	Oct-10/4.02	973,145

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	25,661,000	Jul-11/4.46	1,644,271

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.525% versus the three month
USD-LIBOR-BBA maturing July 26, 2021.	25,661,000	Jul-11/4.525	1,578,144

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.745% versus the three month
USD-LIBOR-BBA maturing July 27, 2021.	38,491,500	Jul-11/4.745	2,066,224

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.82% versus the three month
USD-LIBOR-BBA maturing
September 12, 2018.	3,985,000	Sep-13/4.82	177,970

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 5.23%
versus the three month USD-LIBOR-BBA
maturing June 9, 2020.	20,596,000	Jun-10/5.23	136,210

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 5.235%
versus the three month USD-LIBOR-BBA
maturing June 11, 2020.	20,596,000	Jun-10/5.235	139,023

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	19,678,500	May-12/5.51	912,541

Total			$27,305,590

Putnam VT Diversified Income Fund 21

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N. A.
	$25,016,000		$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$359,518

	180,330,000		—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	5,240,715

	10,600,000		—	12/22/19	3.68125%	3 month USD-LIBOR-BBA	243,370

	470,841,000		—	12/22/10	3 month USD-LIBOR-BBA	1.515%	4,189,994

	36,123,000		—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(2,935,361)

	22,126,000		—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	724,971

	7,819,000		—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(559,408)

Barclays Bank PLC
	28,712,000		—	12/9/10	3 month USD-LIBOR-BBA	2.005%	405,740

Citibank, N. A.
JPY	812,000,000		—	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(574,410)

	$258,788,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	6,725,814

	8,875,000		—	11/6/14	2.775%	3 month USD-LIBOR-BBA	23,271

	36,209,000		(17,526)	11/12/10	3 month USD-LIBOR-BBA	0.57%	1,418

EUR	27,240,000		—	12/10/11	1.734%	6 month EUR-EURIBOR-REUTERS	71,932

	$9,304,100		—	12/23/29	4.325%	3 month USD-LIBOR-BBA	172,322

EUR	27,280,000		—	12/24/11	1.715%	6 month EUR-EURIBOR-REUTERS	111,242

EUR	56,820,000		—	11/24/11	6 month EUR-EURIBOR-REUTERS	1.71%	(117,740)

GBP	51,050,000		—	11/20/11	1.75%	6 month GBP-LIBOR-BBA	174,956

Citibank, N. A., London
JPY	960,000,000		—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	616,897

Credit Suisse International
	$24,757,000		(11,329)	12/16/19	3.66%	3 month USD-LIBOR-BBA	582,536

	163,937,000		(74,054)	12/16/13	2.23%	3 month USD-LIBOR-BBA	1,751,157

	10,710,000		—	12/18/14	3 month USD-LIBOR-BBA	2.695%	(121,831)

	23,973,000		(91,406)	12/18/24	3 month USD-LIBOR-BBA	4.17%	(562,783)

	54,825,000		129,292	12/18/39	4.37%	3 month USD-LIBOR-BBA	1,435,258

	141,195,000		299,127	12/18/14	2.74%	3 month USD-LIBOR-BBA	1,605,073

	179,868,000		126,669	12/18/11	1.23%	3 month USD-LIBOR-BBA	580,614

	11,562,300		—	12/23/29	4.3725%	3 month USD-LIBOR-BBA	139,679

	11,658,700		—	12/30/14	2.97125%	3 month USD-LIBOR-BBA	(4,414)

	6,834,000		—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(908,336)

	2,960,000		—	11/19/14	2.505%	3 month USD-LIBOR-BBA	50,084

	52,960,000		(287,184)	12/3/39	4.03%	3 month USD-LIBOR-BBA	3,891,954

	8,875,000		—	11/6/14	2.7626%	3 month USD-LIBOR-BBA	28,498

	5,920,000		—	11/10/14	2.6875%	3 month USD-LIBOR-BBA	42,793

EUR	20,540,000		—	7/4/15	3.93163%	6 month EUR-EURIBOR-Telerate	(1,902,346)

SEK	91,590,000	E	—	6/8/11	2.11%	3 month SEK-STIBOR-SIDE	(88,509)

SEK	91,590,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.275%	33,431

SEK	30,530,000	E	—	6/8/11	2.22%	3 month SEK-STIBOR-SIDE	(34,114)

SEK	30,530,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.37%	15,029

Deutsche Bank AG
	$209,623,000		—	5/12/11	1.43%	3 month USD-LIBOR-BBA	(1,752,012)

	21,252,200		—	11/24/29	4.07%	3 month USD-LIBOR-BBA	1,058,651

	176,934,000		316,689	12/2/18	3 month USD-LIBOR-BBA	3.18%	(8,233,140)

	36,900,000		—	12/21/14	3 month USD-LIBOR-BBA	2.59%	(617,262)

	109,887,000		—	10/24/10	3 month USD-LIBOR-BBA	2.604%	2,322,624

	58,989,000		—	12/15/18	3 month USD-LIBOR-BBA	2.80776%	(4,657,882)

	14,639,000		—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(3,078,543)

	230,738,000		—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	2,101,739

	14,324,000		—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(2,226,352)

	215,194,000		—	2/3/14	2.44%	3 month USD-LIBOR-BBA	(656,598)

	21,575,000		—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(2,943,902)

	56,273,000		—	2/5/14	2.44661%	3 month USD-LIBOR-BBA	(175,684)

22 Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09 cont.

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$20,125,000		$—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	$(2,470,213)

	11,249,000		—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(1,314,167)

	152,000,000		—	3/4/14	2.54%	3 month USD-LIBOR-BBA	(637,893)

	1,000,000		—	3/10/16	3 month USD-LIBOR-BBA	2.845%	(18,904)

	1,000,000		—	3/11/16	3 month USD-LIBOR-BBA	2.892%	(16,212)

	1,000,000		—	3/11/16	3 month USD-LIBOR-BBA	2.938%	(13,452)

	202,562,000		—	3/20/11	3 month USD-LIBOR-BBA	1.43%	2,298,025

	16,415,000		—	10/5/21	3 month USD-LIBOR-BBA	3.52057%	(850,542)

Goldman Sachs International
JPY	549,700,000		—	6/10/16	1.953%	6 month JPY-LIBOR-BBA	(400,976)

	$8,347,000		(11,221)	11/10/29	3 month USD-LIBOR-BBA	4.21%	(254,801)

	51,900,000		—	12/16/14	2.665%	3 month USD-LIBOR-BBA	651,468

	24,500,000		—	12/21/14	3 month USD-LIBOR-BBA	2.6025%	(395,295)

	13,848,200		—	12/24/19	3.92%	3 month USD-LIBOR-BBA	41,033

	45,273,700		—	12/24/11	1.2675%	3 month USD-LIBOR-BBA	109,056

AUD	16,900,000	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(170,429)

EUR	66,860,000		—	9/25/11	6 month EUR-EURIBOR-REUTERS	1.718%	156,922

GBP	60,510,000		—	9/23/11	1.9475%	6 month GBP-LIBOR-BBA	(603,604)

JPMorgan Chase Bank, N. A.
	$56,404,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	615,817

	41,694,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	600,259

	6,137,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	192,042

	4,700,000		—	10/21/29	3 month USD-LIBOR-BBA	4.0428%	(233,805)

	17,719,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	585,383

	47,526,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	1,542,610

AUD	7,160,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	(92,409)

CAD	7,160,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	71,677

JPY	3,090,500,000		—	9/18/15	6 month JPY-LIBOR-BBA	1.19%	815,619

JPY	7,230,000		—	9/18/38	2.17%	6 month JPY-LIBOR-BBA	325

EUR	23,610,000		—	11/4/18	6 month EUR-EURIBOR-REUTERS	4.318%	2,390,077

JPY	424,200,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(113,299)

JPY	570,400,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-BBA	59,223

GBP	11,790,000		—	12/10/19	3.8325%	6 month GBP-LIBOR-BBA	369,077

EUR	27,240,000		—	12/14/11	1.7435%	6 month EUR-EURIBOR-REUTERS	70,369

EUR	18,300,000		—	12/15/11	1.775%	6 month EUR-EURIBOR-REUTERS	32,245

	$13,000,000		—	12/17/24	4.18%	3 month USD-LIBOR-BBA	239,331

AUD	2,680,000		—	12/17/19	6 month AUD-BBR-BBSW	6.15%	(17,553)

AUD	8,040,000		—	12/18/19	6 month AUD-BBR-BBSW	6.15%	(53,227)

	$179,439,700		—	12/24/11	1.25059%	3 month USD-LIBOR-BBA	492,043

	205,724,000		4,927	11/19/11	1.06%	3 month USD-LIBOR-BBA	853,786

EUR	12,180,000		—	12/11/13	6 month EUR-EURIBOR-REUTERS	3.536%	673,337

EUR	17,400,000		—	12/16/10	6 month EUR-EURIBOR-REUTERS	2.994%	427,802

PLN	10,480,000		—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	47,477

HUF	415,000,000		—	8/6/14	6 month HUF-BUBOR-REUTERS	7.08%	(29,240)

HUF	109,100,000		—	8/27/14	6 month HUF-BUBOR-REUTERS	6.94%	(9,934)

JPY	3,880,000,000		—	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(1,839,681)

	$30,682,700		—	12/24/19	3 month USD-LIBOR-BBA	3.90798%	(122,283)

AUD	13,520,000	E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(154,692)

	$19,809,000		—	2/6/29	3 month USD-LIBOR-BBA	3.4546%	(2,353,652)

CAD	8,690,000		—	3/16/11	0.98%	3 month CAD-BA-CDOR	(12,879)

CAD	1,910,000		—	3/16/19	3 month CAD-BA-CDOR	2.7%	(135,799)

CAD	8,950,000		—	3/17/13	1.56%	3 month CAD-BA-CDOR	139,605

CAD	2,850,000		—	3/17/24	3 month CAD-BA-CDOR	3.46%	(236,778)

	$109,260,000		—	4/3/10	3 month USD-LIBOR-BBA	1.168%	492,224

Putnam VT Diversified Income Fund 23

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09 cont.

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
JPY	549,700,000	$—	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	$(417,263)

Merrill Lynch Derivative Products AG
JPY	274,800,000	—	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(220,329)

Total						$3,328,174

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/09

			Fixed payments	Total return	Unrealized
Swap	Notional	Termination	received (paid) by	received by	appreciation/
counterparty	amount	date	fund per annum	or paid by fund	(depreciation)

Citibank, N. A.
	$8,020,000	11/6/14	2.07%	USA Non Revised Consumer Price
				Index- Urban (CPI-U)	$(99,448)

Credit Suisse International
	2,675,000	11/17/14	2.025%	USA Non Revised Consumer Price
				Index- Urban (CPI-U)	(36,146)

	2,675,000	11/19/14	2.01%	USA Non Revised Consumer Price
				Index- Urban (CPI-U)	(38,442)

	8,020,000	11/6/14	2.0667%	USA Non Revised Consumer Price
				Index- Urban (CPI-U)	(85,826)

	5,350,000	11/10/14	2.0775%	USA Non Revised Consumer Price
				Index- Urban (CPI-U)	(56,185)

Deutsche Bank AG
EUR	5,454,000	3/27/14	1.785%	Eurostat Eurozone HICP
				excluding tobacco	7,812

Goldman Sachs International
EUR	9,090,000	4/30/13	2.375%	French Consumer Price Index
				excluding tobacco	531,107

EUR	9,090,000	4/30/13	(2.41%)	Eurostat Eurozone HICP
				excluding tobacco	(519,910)

EUR	9,090,000	5/6/13	2.34%	French Consumer Price Index
				excluding tobacco	512,488

EUR	9,090,000	5/6/13	(2.385%)	Eurostat Eurozone HICP
				excluding tobacco	(504,154)

EUR	7,150,000	4/23/14	1.67%	Eurostat Eurozone HICP
				excluding tobacco	(119,418)

EUR	5,454,000	4/14/14	1.835%	Eurostat Eurozone HICP
				excluding tobacco	(29,452)

	$21,620,000	5/18/10	0.25%	USA Non Revised Consumer Price
				Index- Urban (CPI-U)	510,232

Total					$72,658

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/09

					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N. A.
Financial Security Assurance Holdings, Ltd,
6.4%, 12/15/66	Baa1	$—	$460,000	12/20/12	95 bp	$(50,351)

Ford Motor Credit Co., 7%, 10/1/13	B3	—	1,020,000	3/20/12	285 bp	(10,464)

Nalco Co., 7.75%, 11/15/11	Ba2	—	65,000	9/20/12	350 bp	2,764

Barclays Bank PLC
DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	215,636	1,052,777	7/25/45	18 bp	91,956

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	170,599	789,477	7/25/45	18 bp	77,852

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	178,864	752,135	7/25/45	18 bp	90,503

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	180,509	755,954	7/25/45	18 bp	91,699

DJ ABX HE PEN AAA Series 7 Version 1 Index	B+	756,757	1,284,000	8/25/37	9 bp	14,747

24 Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/09 cont.
						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Citibank, N. A.
DJ ABX HE AAA Index	BBB-	$681,158		$3,135,975	5/25/46	11 bp	$(133,226)

DJ ABX HE PEN AAA Index	BBB-	592,401		3,648,579	5/25/46	11 bp	(355,101)

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB-	140,868		631,015	5/25/46	11 bp	(23,000)

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	139,690		608,922	7/25/45	18 bp	68,638

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB-	557,816		2,893,806	5/25/46	11 bp	(193,679)

Lighthouse International Co., SA, 8%, 4/30/14	Caa1	—	EUR	400,000	3/20/13	815 bp	(81,622)

Republic of Argentina, 8.28%, 12/31/33	—	—		$245,000	9/20/13	(1,170 bp)	(25,897)

Republic of Argentina, 8.28%, 12/31/33	—	—		245,000	9/20/13	(945 bp)	(7,836)

Credit Suisse First Boston International
Ukraine (Government of), 7.65%, 6/11/13	B2	—		795,000	10/20/11	194 bp	(160,277)

Credit Suisse International
Bonos Y Oblig Del Estado, 5 1/2%, 7/30/17	—	(23,679)		2,660,000	12/20/19	(100 bp)	18,293

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	779,004		3,369,864	7/25/45	18 bp	383,112

DJ ABX HE PEN AAA Series 7 Version 1 Index	B+	965,437		1,626,000	8/25/37	9 bp	26,422

DJ ABX NA HE PEN AAA Index	BBB-	398,095		1,184,107	5/25/46	11 bp	90,227

DJ CMB NA CMBX AAA Index	AA+	7,989		48,000	12/13/49	8 bp	529

Republic of Ireland, 3 7/8%, 7/15/10	Aa1	151,882		2,660,000	12/20/19	100 bp	23,341

Deutsche Bank AG
DJ ABX HE PEN AAA Index	BBB-	589,697		3,648,579	5/25/46	11 bp	(357,795)

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	96,580		392,935	7/25/45	18 bp	50,418

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB-	559,166		1,414,053	5/25/46	11 bp	191,953

Federal Republic of Brazil, 12 1/4%, 3/6/30	Baa3	—		700,000	10/20/17	105 bp	(13,224)

General Electric Capital Corp., 6%, 6/15/12	Aa2	—		280,000	9/20/13	109 bp	(4,448)

India Government Bond, 5 7/8%, 1/2/10	Ba2	—		3,410,000	1/11/10	170 bp	29,949

Korea Monetary STAB Bond, 5.15%, 2/12/10	A2	—		1,240,000	2/19/10	153 bp	4,782

Korea Monetary STAB Bond, 5.45%, 1/23/10	AA/F	—		480,000	2/1/10	139 bp	1,896

Republic of Argentina, 8.28%, 12/31/33	—	—		187,500	4/20/13	(565 bp)	16,322

Republic of Argentina, 8.28%, 12/31/33	—	—		490,000	8/20/12	(380 bp)	53,325

Republic of Argentina, 8.28%, 12/31/33	—	—		1,755,000	3/20/13	(551 bp)	147,382

Russian Federation, 7 1/2%, 3/31/30	—	—		187,500	4/20/13	(112 bp)	2,837

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	405,000	9/20/13	715 bp	23,273

United Mexican States, 7.5%, 4/8/33	Baa1	—		$1,095,000	3/20/14	56 bp	(26,196)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B	—	EUR	375,000	9/20/13	477 bp	28,909

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B	—	EUR	375,000	9/20/13	535 bp	39,538

Goldman Sachs International
DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB-	751,826		$1,659,278	5/25/46	11 bp	320,932

DJ CDX NA CMBX AAA Index	AAA	40,233		1,100,000	3/15/49	7 bp	(82,129)

Lighthouse International Co, SA, 8%, 4/30/14	Caa1	—	EUR	350,000	3/20/13	680 bp	(88,121)

JPMorgan Chase Bank, N. A.
Claire’s Stores, 9 5/8%, 6/1/15	Ca	—		$50,000	6/20/12	230 bp	(11,640)

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	119,283		493,503	7/25/45	18 bp	61,691

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB-	155,185		676,851	5/25/46	11 bp	(20,593)

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB-	562,059		1,401,066	5/25/46	11 bp	198,202

DJ CDX NA EM Series 10 Index	Ba1	28,017		485,000	12/20/13	335 bp	32,729

Republic of Argentina, 8.28%, 12/31/33	B-	—		520,000	6/20/14	235 bp	(120,166)

Russian Federation, 7 1/2%, 3/31/30	Baa1	—		95,000	9/20/13	276 bp	4,179

Russian Federation, 7.5%, 3/31/30	Baa1	—		825,000	8/20/12	65 bp	(16,476)

Sanmina-SCI Corp., 8 1/8%, 3/1/16	B2	—		170,000	6/20/13	595 bp	6,934

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA Index	AA	210,259		1,937,500	2/17/51	35 bp	(119,759)

Dominican Republic, 8 5/8%, 4/20/27	—	—		850,000	11/20/11	(170 bp)	47,461

Freeport-McMoRan Copper & Gold, Inc., T/L Bank Loan	Baa3	—		884,900	3/20/12	44 bp	(713)

Nalco Co., 7.75%, 11/15/11	Ba2	—		65,000	9/20/12	330 bp	2,494

Nalco Co., 7.75%, 11/15/11	Ba2	—		95,000	3/20/13	460 bp	7,308

Republic of Venezuela, 9 1/4%, 9/15/27	B2	—		680,000	10/12/12	339 bp	(118,264)

Total							$231,620

	Putnam VT Diversified Income Fund 25

* Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2009. Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$40,877,705	$674,930

Common stocks:

Communication services	34,471	—	—

Consumer cyclicals	—	168,350	8

Energy	—	—	2,627

Total common stocks	34,471	168,350	2,635

Convertible bonds and notes	—	2,049,078	—

Convertible preferred stocks	—	2,508	—

Corporate bonds and notes	—	98,920,251	1,215

Foreign government bonds and notes	—	35,326,606	—

Mortgage-backed securities	—	264,020,102	98,662

Preferred stocks	—	107,437	—

Purchased options outstanding	—	3,339,779	—

Senior loans	—	16,063,140	—

U.S. Government and agency mortgage obligations	—	3,176,617	—

U.S. Treasury Obligations	—	993,264	—

Warrants	10,098	19,692	2

Short-term investments	36,616,088	50,223,348	—

Totals by level	$36,660,657	$515,287,877	$777,444

	Level 1	Level 2	Level 3

Other financial instruments:	$(4,167,198)	$(33,950,050)	$(149,079)

Other financial instruments include futures, written options, swaps, forward currency contracts and receivable purchase agreements.

26 Putnam VT Diversified Income Fund

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)†	sales	Level 3	2009

Asset-backed securities	$916,293	$—	$(15,831)	$15,781	$—	$(241,313)	$674,930

Common stocks:

Consumer cyclicals	$8	—	—	—	—	—	$8

Energy	$39,161	—	44,608	(27,318)	(55,859)	2,035	$2,627

Total common stocks	$39,169	$—	$44,608	$(27,318)	$(55,859)	$2,035	$2,635

Corporate bonds and notes	$13,587	3,844	1,059	(3,274)	(1,654)	(12,347)	$1,215

Mortgage-backed securities	$—	—	(2,248)	9,139	19,130	72,641	$98,662

Senior loans	$549,450	11,531	(907,746)	614,065	(267,300)	—	$—

Warrants	$722	—	(16,842)	16,122	—	—	$2

Totals:	$1,519,221	$15,375	$(897,000)	$624,515	$(305,683)	$(178,984)	$777,444

† Includes $6,892 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2008††	premiums	gain/(loss)	(depreciation)†	sales	Level 3	2009††

Other financial instruments:	$(167,141)	$—	$—	$18,062	$—	$—	$(149,079)

† Includes $18,062 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Putnam VT Diversified Income Fund 27

Statement of assets and liabilities

12/31/09

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $490,292,583)	$516,109,890

Affiliated issuers (identified cost $36,616,088) (Note 6)	36,616,088

Cash	4,531

Foreign currency (cost $470,343) (Note 1)	470,522

Interest and other receivables	5,747,594

Foreign tax reclaim	4,660

Receivable for shares of the fund sold	20,049

Receivable for investments sold	40,489,251

Receivable for sales of delayed delivery securities (Notes 1 and 7)	16,778

Unrealized appreciation on swap contracts (Note 1)	52,482,348

Unrealized appreciation on forward currency contracts (Note 1)	1,268,616

Premium paid on swap contracts (Note 1)	516,399

Total assets	653,746,726

Liabilities

Payable for variation margin (Note 1)	496,081

Payable for investments purchased	45,487,886

Payable for purchases of delayed delivery securities (Notes 1 and 7)	99,902

Payable for shares of the fund repurchased	110,170

Payable for compensation of Manager (Note 2)	703,902

Payable for investor servicing fees (Note 2)	12,743

Payable for custodian fees (Note 2)	40,852

Payable for Trustee compensation and expenses (Note 2)	99,502

Payable for administrative services (Note 2)	3,196

Payable for distribution fees (Note 2)	72,824

Unrealized depreciation on forward currency contracts (Note 1)	2,156,213

Payable for receivable purchase agreement (Note 2)	149,079

Interest payable (Note 2)	169,462

Written options outstanding, at value (premiums received $31,596,987)
(Notes 1 and 3)	27,305,590

Premium received on swap contracts (Note 1)	9,905,714

Unrealized depreciation on swap contracts (Note 1)	48,849,896

Collateral on certain derivative contracts, at value (Note 1)	993,264

Other accrued expenses	196,419

Total liabilities	136,852,695

Net assets	$516,894,031

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$542,193,307

Undistributed net investment income (Note 1)	70,133,484

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(124,275,165)

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	28,842,405

Total — Representing net assets applicable
to capital shares outstanding	$516,894,031

Computation of net asset value Class IA

Net Assets	$167,996,344

Number of shares outstanding	20,709,494

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$8.11

Computation of net asset value Class IB

Net Assets	$348,897,687

Number of shares outstanding	43,078,371

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$8.10

Statement of operations
Year ended 12/31/09

Investment income

Interest (net of foreign tax of $11,694 ) (including interest income
of $101,922 from investments in affiliated issuers) (Note 6)	$39,729,408

Dividends	10,309

Total investment income	39,739,717

Expenses

Compensation of Manager (Note 2)	2,798,142

Investor servicing fees (Note 2)	119,501

Custodian fees (Note 2)	98,900

Trustee compensation and expenses (Note 2)	36,411

Administrative services (Note 2)	24,580

Distribution fees — Class IB (Note 2)	638,810

Interest expense (Note 2)	169,462

Other	373,690

Fees waived and reimbursed by Manager (Note 2)	(523,035)

Total expenses	3,736,461
Expense reduction (Note 2)	(2,089)

Net expenses	3,734,372

Net investment income	36,005,345
Net realized gain on investments (Notes 1 and 3)	7,086,444

Net realized loss on swap contracts (Note 1)	(14,529,073)

Net realized loss on futures contracts (Note 1)	(7,345,612)

Net realized gain on foreign currency transactions (Note 1)	2,714,953

Net realized gain on written options (Notes 1 and 3)	2,330,592

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(710,887)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, TBA sale commitments, and
receivable purchase agreements during the year	149,010,383

Net gain on investments	138,556,800

Net increase in net assets resulting from operations	$174,562,145

The accompanying notes are an integral part of these financial statements.

28 Putnam VT Diversified Income Fund

Statement of changes in net assets

	Putnam VT
	Diversified Income Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$36,005,345	$24,228,365

Net realized loss on investments and
foreign currency transactions	(9,742,696)	(25,168,410)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	148,299,496	(136,624,523)

Net increase (decrease) in net assets
resulting from operations	174,562,145	(137,564,568)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(10,441,397)	(13,071,030)

Class IB	(15,935,770)	(12,116,691)

Increase in capital from settlement
payments	—	13,092

Increase (decrease) from capital share
transactions (Note 4)	67,307,191	(9,647,811)

Total increase (decrease) in net assets	215,492,169	(172,387,008)

Net assets:

Beginning of year	301,401,862	473,788,870

End of year (including undistributed net
investment income of $70,133,484 and
$39,645,897, respectively)	$516,894,031	$301,401,862

The accompanying notes are an integral part of these financial statements.

Putnam VT Diversified Income Fund 29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,d,e	Ratio of expenses to average net assets, excluding interest expense (%)b,d,e	Ratio of net investment income (loss) to average net assets (%)d	Portfolio turnover (%)f

Putnam VT Diversified Income Fund (Class IA)

12/31/09	$5.72	.61	2.29	2.90	(.51)	(.51)	—	$8.11	54.83	$167,996	.77 i	.73	9.07	167.77

12/31/08	8.81	.47	(3.07)	(2.60)	(.49)	(.49)	— g,h	5.72	(31.07)	127,770.74		.74	6.19	198.09

12/31/07	8.89	.46	(.09)	.37	(.45)	(.45)	—	8.81	4.31	248,629.75		.75	5.25	78.65

12/31/06	8.86	.44	.11	.55	(.52)	(.52)	—	8.89	6.60	291,212.76		.76	5.12	87.14

12/31/05	9.27	.44	(.16)	.28	(.69)	(.69)	—	8.86	3.28	348,430.79		.79	4.96	115.07

Putnam VT Diversified Income Fund (Class IB)

12/31/09	$5.68	.61	2.30	2.91	(.49)	(.49)	—	$8.10	55.35	$348,898	1.02 i	.98	8.95	167.77

12/31/08	8.70	.43	(2.98)	(2.55)	(.47)	(.47)	— g,h	5.68	(30.82)	173,632.99		.99	5.71	198.09

12/31/07	8.78	.43	(.08)	.35	(.43)	(.43)	—	8.70	4.13	225,160	1.00	1.00	5.02	78.65

12/31/06	8.76	.42	.10	.52	(.50)	(.50)	—	8.78	6.29	188,602	1.01	1.01	4.86	87.14

12/31/05	9.17	.41	(.15)	.26	(.67)	(.67)	—	8.76	3.05	160,295	1.04	1.04	4.70	115.07

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.13%

12/31/08	0.13

12/31/07	0.08

12/31/06	0.09

12/31/05	0.03

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Amount represents less than $0.01 per share.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the “SEC”) which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 8).

i Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.04% of average net assets as of December 31, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

30 Putnam VT Diversified Income Fund

Notes to financial statements 12/31/09

Note 1 — Significant accounting policies

Putnam VT Diversified Income Fund (the “fund”) is a diversified series of Putnam Variable Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a level of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital primarily by allocating its investments among the U.S. government, investment-grade corporate and international sectors of the fixed-income securities market. The fund may invest in higher yielding, lower rated bonds that have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The

Putnam VT Diversified Income Fund 31

cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 2,000 on Futures contracts for the year ended December 31, 2009. The fund had an average contract amount of approximately $126,900,000 on Purchased options contracts for the year ended December 31, 2009. See Note 3 for the volume of Written options contracts activity for the year ended December 31, 2009.

H) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $105,200,000 on Forward currency contracts for the year ended December 31, 2009.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $144,900,000 on Total return swap contracts for the year ended December 31, 2009.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $6,694,100,000 on Interest rate swap contracts for the year ended December 31, 2009.

K) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and

32 Putnam VT Diversified Income Fund

market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $125,800,000 on Credit default swap contracts for the year ended December 31, 2009.

L) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $959,712 at December 31, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At December 31, 2009, the fund had a net liability position of $35,989,812 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $35,987,277.

M) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

N) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

O) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2009, the fund had a capital loss carryover of $123,670,726 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss
Fund name	carryover	Expiration date

Putnam VT Diversified Income Fund	$39,497,485	12/31/10

	888,100	12/31/13

	10,290,691	12/31/15

	38,764,814	12/31/16

	34,229,636	12/31/17

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, realized and unrealized gains and losses on certain future contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2009, the fund reclassified $20,859,409 to increase undistributed net investment income and $35,834,295 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $14,974,886.

Putnam VT Diversified Income Fund 33

The tax basis components of distributable earnings and the federal tax cost as of December 31, 2009 were as follows:

Unrealized appreciation	$53,698,932
Unrealized depreciation	(32,914,623)

Net unrealized appreciation	20,784,309
Undistributed ordinary income	73,614,697
Capital loss carryforward	(123,670,726)

Cost for federal income tax purposes	$ 531,941,669

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

S) Beneficial interest At December 31, 2009, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 59.3% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates:

Fund name	Fee rate

Putnam VT Diversified Income Fund	0.70% of the first $500 million of average
net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
and 0.43% thereafter.

Effective January 1, 2010, the fund will pay Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

Fund name	Fee rate

Putnam VT Diversified Income Fund	0.700% of the first $5 billion of average
net assets,
0.650% of the next $5 billion,
0.600% of the next $10 billion,
0.550% of the next $10 billion,
0.500% of the next $50 billion,
0.480% of the next $50 billion,
0.470% of the next $100 billion,
and 0.465% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses for the fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reim bursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrange ments that may reduce fund expenses. During the year ended December 31, 2009, the fund’s expenses were reduced by $248,331 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended December 31, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.562% of the fund’s average net assets. During the year ended December 31, 2009, the fund’s expenses were reduced by $274,704 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $648,551 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.03% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended December 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended December 31, 2009, the fund’s expenses were reduced by $2,089 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $346, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits

34 Putnam VT Diversified Income Fund

under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the year ended December 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $717,745,342 and $605,762,031, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended December 31, 2009 are summarized as follows:

			Written options
		Currency	outstanding					Written options
		of contract	at beginning of	Options	Options	Options	Options	outstanding
Fund name		amounts	year	opened	exercised	expired	closed	at end of year

Putnam VT Diversified Income Fund	Contract amounts	USD	142,237,000	495,876,800	(47,455,000)	(47,455,000)	—	543,203,800

	Contract amounts	EUR	—	33,410,000	—	—	(33,410,000)	—

	Total contract
	amounts		142,237,000	529,286,800	(47,455,000)	(47,455,000)	(33,410,000)	543,203,800

	Premiums received		$6,087,691	$29,780,246	$(2,135,475)	$(2,135,475)	$—	$31,596,987

	Premiums received		$—	$1,446,374	$—	$—	$(1,446,374)	$—

	Total premiums
	received		$6,087,691	$31,226,620	$(2,135,475)	$(2,135,475)	$(1,446,374)	$31,596,987

Note 4 — Capital shares

At December 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Year ended 12/31/09		Year ended 12/31/08		Year ended 12/31/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT Diversified Income Fund

Shares sold	628,447	$4,243,287	147,290	$1,187,308	13,079,232	$86,737,711	8,316,704	$61,352,339

Shares issued in connection with
reinvestment of distributions	1,901,894	10,441,397	1,640,029	13,071,030	2,913,303	15,935,770	1,535,702	12,116,691

Subtotal	2,530,341	14,684,684	1,787,319	14,258,338	15,992,535	102,673,481	9,852,406	73,469,030

Shares repurchased	(4,168,221)	(26,798,617)	(7,675,231)	(57,921,053)	(3,482,801)	(23,252,357)	(5,163,478)	(39,454,126)

Net increase (decrease)	(1,637,880)	$(12,113,933)	(5,887,912)	$(43,662,715)	12,509,734	$79,421,124	4,688,928	$34,014,904

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of December 31, 2009:

	Asset derivatives 12/31/09		Liability derivatives 12/31/09

	Derivatives not accounted
	for as hedging instruments	Statement of assets and		Statement of assets and
Fund name	under ASC 815	liabilities location	Market value	liabilities location	Market value

Putnam VT Diversified Income Fund	Credit contracts	Receivables	$466,037	Payables	$9,239,748

	Foreign exchange contracts	Receivables	1,268,616	Payables	2,156,213

	Interest rate contracts	Investments, Receivables,		Payables, Net assets —
		Net assets — Unrealized		Unrealized appreciation/
		appreciation/(depreciation)	54,072,347*	(depreciation)	79,188,508*

	Total		$55,807,000		$90,584,469

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Putnam VT Diversified Income Fund 35

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT Diversified Income Fund	Credit contracts	$—	$—	$—	$(19,432,947)	$(19,432,947)

	Foreign exchange contracts	—	—	2,709,152	—	2,709,152

	Interest rate contracts	1,217,244	(7,345,612)	—	4,903,874	(1,224,494)

	Total	$1,217,244	$(7,345,612)	$2,709,152	$(14,529,073)	$(17,948,289)

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT Diversified Income Fund	Credit contracts	$—	$—	$—	$18,882,428	$18,882,428

	Foreign exchange contracts	—	—	(759,216)	—	(759,216)

	Interest rate contracts	2,405,801	872,952	—	21,924,775	25,203,525

	Total	$2,405,801	$872,952	$(759,216)	$40,807,204	$43,326,741

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $101,922 for the year ended December 31, 2009. During the year ended December 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $302,232,413 and $265,616,325, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters. In August 2008, the fund received a payment from Putnam Management for $13,092 related to restitution payments in connection with a distribution plan approved by the SEC. This amount can be found in the Increase in capital settlement payments line on the prior year Statement of changes in net assets.

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

36 Putnam VT Diversified Income Fund

Federal tax information (Unaudited)
The fund designated 0.01% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Shareholder Meeting Results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	1,009,155,699	38,985,923

James A. Baxter	1,010,524,775	37,616,847

Charles B. Curtis	1,009,780,801	38,360,821

Robert J. Darretta	1,008,964,959	39,176,663

Myra R. Drucker	1,008,998,125	39,143,497

John A. Hill	1,009,946,107	38,195,515

Paul L. Joskow	1,010,640,504	37,501,118

Elizabeth T. Kennan	1,007,860,420	40,281,202

Kenneth R. Leibler	1,010,429,752	37,711,870

Robert E. Patterson	1,010,419,715	37,721,907

George Putnam, III	1,009,420,679	38,720,943

Robert L. Reynolds	1,010,644,489	37,497,133

W. Thomas Stephens	1,010,444,518	37,697,104

Richard B. Worley	1,010,252,241	37,889,381

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Fund name	Votes for	Votes against	Abstentions	Broker non-votes

Putnam VT Diversified Income Fund	57,986,778	1,868,272	1,887,068	—

Putnam VT Diversified Income Fund 37

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually for each fund whether to approve the continuance of the management contract with Putnam Investment Management (“Putnam Management”), and with respect to certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract — and with respect to certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts — effective July1, 2009. In addition, with respect to those funds in Putnam Variable Trust for which PIL did not then serve as a sub-manager under the sub-management contract between Putnam Management and PIL, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract between Putnam Management and PIL, to be effective April 30, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL or PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current

38 Putnam VT Diversified Income Fund

contractual arrangements (and, with respect to certain funds in Putnam Variable Trust, the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT American Government Income Fund	19th	56th

Putnam VT Capital Opportunities Fund	3rd	52nd

Putnam VT Diversified Income Fund	21st	50th

Putnam VT Equity Income Fund	22nd	22nd

Putnam VT The George Putnam Fund of Boston	58th	46th

Putnam VT Global Asset Allocation Fund	48th	48th

Putnam VT Global Equity Fund	32nd	37th

Putnam VT Global Health Care Fund	25th	6th

Putnam VT Global Utilities Fund	50th	38th

Putnam VT Growth and Income Fund	7th	3rd

Putnam VT Growth Opportunities Fund	1st	21st

Putnam VT High Yield Fund	52nd	28th

Putnam VT Income Fund	39th	36th

Putnam VT International Equity Fund	41st	34th

Putnam VT International Growth and Income Fund	34th	17th

Putnam VT International New Opportunities Fund	72nd	66th

Putnam VT Investors Fund	38th	38th

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT Mid Cap Value Fund	11th	44th

Putnam VT Money Market Fund	38th	48th

Putnam VT New Opportunities Fund	33rd	25th

Putnam VT Research Fund	14th	45th

Putnam VT Small Cap Value Fund	48th	55th

Putnam VT Vista Fund	14th	24th

Putnam VT Voyager Fund	34th	41st

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. All of the funds in Putnam Variable Trust had below average expense ratios relative to their custom peer groups and, therefore, were not subject to this additional expense limitation.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the

Putnam VT Diversified Income Fund 39

fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel— but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis in top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the funds in Putnam Variable Trust, the Trustees considered that each fund’s class IA share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009. This information is shown in the following table. (Results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is not a guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Putnam VT American Government
Income Fund	52nd (71)	32nd (62)	68th (55)

Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Opportunities Fund	32nd (140)	65th (116)	43rd (96)

Lipper VP (Underlying Funds) — Small-Cap Core Funds

Putnam VT Diversified Income Fund	99th (61)	99th (51)	96th (41)

Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	6th (72)	17th (64)	20th (55)

Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund
of Boston	95th (195)	95th (164)	94th (94)

Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	53rd (214)	67th (150)	69th (94)

Lipper VP (Underlying Funds) — Mixed-Asset Target Allocation Growth Funds

Putnam VT Global Equity Fund	87th (50)	77th (33)	80th (28)

Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Global Health Care Fund	11th (36)	30th (33)	38th (28)

Lipper VP (Underlying Funds) — Health/Biotechnology Funds

Putnam VT Global Utilities Fund	25th (32)	42nd (30)	58th (25)

Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Growth and Income Fund	35th (125)	82nd (111)	77th (97)

Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	12th (238)	47th (211)	74th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT High Yield Fund	54th (114)	45th (104)	36th (84)

Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	90th (39)	88th (38)	87th (37)

Lipper VP (Underlying Funds) — Corporate Debt Funds A—Rated

Putnam VT International Equity Fund	77th (117)	69th (99)	79th (92)

Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Value Fund	75th (69)	74th (62)	72nd (55)

Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International Growth Fund	24th (83)	31st (64)	41st (48)

Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	26th (242)	88th (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	74th (87)	75th (73)	59th (59)

Lipper VP (Underlying Funds) — Mid-Cap Value Funds

Putnam VT Money Market Fund	13th (108)	15th (106)	15th (102)

40 Putnam VT Diversified Income Fund

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	18th (145)	60th (124)	60th (100)

Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Research Fund	19th (242)	73rd (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Small Cap Value Fund	86th (63)	93rd (53)	96th (43)

Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Vista Fund	85th (143)	94th (128)	87th (113)

Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	1st (238)	41st (211)	65th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfoliomanagers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

U.S. Large Cap Equity Funds

Putnam VT Growth and Income Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT The George Putnam Fund of Boston — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also noted the fund’s improved year-to-date performance as of March 31, 2009.

Putnam VT Investors Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since July 2008, resulting in the fund being managed by a sole portfolio manager as of March 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT Research Fund — The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since April 2008, resulting in the fund being managed by a sole portfolio manager as of February 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Taxable Fixed Income Funds

Putnam VT Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

Putnam VT Diversified Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

International/Global Large Cap Equity Funds

Putnam VT Global Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam VT International Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam VT Diversified Income Fund 41

Putnam Small & Mid-Cap Equity Funds

VT Small Cap Value Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered the return of a prior portfolio manager to co-manage the fund’s investments with its existing portfolio manager.

Putnam VT Vista Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio tradingprocess.

The Trustees’ annual review of Putnam Variable Trust’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Investor Services, Inc., each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for the funds in Putnam Variable Trust. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a

42 Putnam VT Diversified Income Fund

fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for each of the funds in Putnam Variable Trust, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by each affected fund under its current management contract, based on the net assets of each individual fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed	Current
	Effective	Effective
	Contractual	Contractual
Name of Fund	Rate	Rate	Difference

Putnam VT American Government
Income Fund	0.412%	0.650%	(0.238%)

Putnam VT Capital Opportunities Fund	0.642%	0.650%	(0.008%)

Putnam VT Diversified Income Fund	0.562%	0.700%	(0.138%)

Putnam VT Equity Income Fund	0.492%	0.650%	(0.158%)

Putnam VT The George Putnam Fund
of Boston	0.542%	0.650%	(0.108%)

Putnam VT Global Asset Allocation Fund	0.612%	0.700%	(0.088%)

Putnam VT Global Equity Fund	0.712%	0.800%	(0.088%)

Putnam VT Global Health Care Fund	0.642%	0.700%	(0.058%)

Putnam VT Global Utilities Fund	0.642%	0.700%	(0.058%)

Putnam VT Growth and Income Fund	0.492%	0.577%	(0.085%)

Putnam VT Growth Opportunities Fund	0.572%	0.700%	(0.128%)

Putnam VT High Yield Fund	0.582%	0.700%	(0.118%)

Putnam VT Income Fund	0.412%	0.650%	(0.238%)

Putnam VT International Equity Fund	0.712%	0.792%	(0.080%)

Putnam VT International Growth and
Income Fund	0.712%	0.800%	(0.088%)

Putnam VT International New
Opportunities Fund	0.942%	1.000%	(0.058%)

Putnam VT Investors Fund	0.572%	0.650%	(0.078%)

Putnam VT Mid Cap Value Fund	0.602%	0.700%	(0.098%)

Putnam VT Money Market Fund	0.302%	0.450%	(0.148%)

Putnam VT New Opportunities Fund	0.572%	0.697%	(0.125%)

Putnam VT Research Fund	0.572%	0.650%	(0.078%)

Putnam VT Small Cap Value Fund	0.642%	0.800%	(0.158%)

Putnam VT Vista Fund	0.602%	0.650%	(0.048%)

Putnam VT Voyager Fund	0.572%	0.659%	(0.086%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for all of the funds in Putnam Variable Trust, and in many cases materially lower, than the management fee rate payable under the current management contract. For a small number of funds (although none of the funds in Putnam Variable Trust), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the

Putnam VT Diversified Income Fund 43

management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. (Putnam Management did not propose the addition of performance adjustments for any of the funds in Putnam Variable Trust.) In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing

44 Putnam VT Diversified Income Fund

expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August1, 2009, the fixed income funds and asset allocation funds, including Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund and Putnam VT Global Asset Allocation Fund, were subject to management fee waivers that reduced these funds’ management fees pending implementation of the proposed management contract, and in any event, through July 31, 2010. In addition, the Putnam Variable Trust funds are subject to an expense limitation of 20 basis points on the general category of other ordinary operating expenses. (The expense limitation of 37.5 basis points on shareholder servicing fees does not affect the current shareholder servicing fees for the Putnam Variable Trust funds, which remain fixed at 3 basis points.)

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Wash-ington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Putnam VT Diversified Income Fund 45

Trustees of the Putnam Funds 12/31/09

Ravi Akhoury (Born 1947)

Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter (Born 1943)

Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)

Trustee since 2001

Mr. Curtis is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues), serves as Senior Advisor to the United Nations Foundation, and is Senior Advisor to the Center for Strategic and International Studies.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta (Born 1946)

Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948)

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

46 Putnam VT Diversified Income Fund

John A. Hill (Born 1942)

Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide.  Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938)

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949)

Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Putnam VT Diversified Income Fund 47

Robert E. Patterson (Born 1945)
Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds* (Born 1952)

Trustee since 2008 and President of the Putnam Funds since July 2009 Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens (Born 1942)

Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

48 Putnam VT Diversified Income Fund

Richard B. Worley (Born 1945)

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Putnam VT Diversified Income Fund 49

Officers of the Putnam Funds 12/31/09

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)		Francis J. McNamara, III (Born 1955)

Executive Vice President, Principal Executive Officer,		Vice President and Chief Legal Officer	Since 2004
Treasurer and Compliance Liaison	Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
Charles E. Porter (Born 1938)		and Putnam Retail Management

Senior Advisor to the Trustees	Since 1989	Robert R. Leveille (Born 1969)

Steven D. Krichmar (Born 1958)		Vice President and Chief Compliance Officer	Since 2007

Vice President and Principal Financial Officer	Since 2002	Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)
		Vice President and BSA Compliance Officer	Since 2002
Vice President, Principal Accounting Officer
and Assistant Treasurer	Since 2007	Managing Director, Putnam Investments

Managing Director, Putnam Investments and Putnam Management		Judith Cohen (Born 1945)

Susan G. Malloy (Born 1957)		Vice President, Clerk and Assistant Treasurer	Since 1993

Vice President and Assistant Treasurer	Since 2007	Wanda M. McManus (Born 1947)

Managing Director, Putnam Investments		Vice President, Senior Associate Treasurer
		and Assistant Clerk	Since 2005
Beth S. Mazor (Born 1958)
Nancy E. Florek (Born 1957)
Vice President	Since 2002
Vice President, Assistant Clerk,
Managing Director, Putnam Investments		Assistant Treasurer and Proxy Manager	Since 2005

James P. Pappas (Born 1953)

Vice President	Since 2004

Managing Director, Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

50 Putnam VT Diversified Income Fund

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Putnam VT Diversified Income Fund 51

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57–59 St James's Street
London, England SW1A 1LD
Not applicable to all funds.

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent
Putnam Investor Services, Inc.
Mailing address:
P.O. Box 8383
Boston, MA 02266-8383
1-800-225-1581

Custodian
State Street Bank and Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, *Chairman*
Jameson A. Baxter, *Vice Chairman*
Ravi Akhoury
Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens
Richard B. Worley

This report has been prepared for the shareholders of Putnam Variable Trust.

259668 2/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2009	$135,369	$--	$6,965	$653*
December 31, 2008	$179,820	$--	$18,673	$561*

* Includes fees of $653 and $561 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2009 and December 31, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2009 and December 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $566,898 and $ 190,780 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2009	$ -	$ 453,847	$ -	$ -
December 31, 2008	$ -	$ 73,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 1, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 1, 2010